1933 Act No. 33-72416
1940 Act No. 811-08200

AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 10, 2010

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[X]

Post-Effective Amendment No. 27	[X]

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
Amendment No. 27	[X]

(Check appropriate box or boxes)

BRIDGEWAY FUNDS, INC.
(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

5615 KIRBY DRIVE, SUITE 518
HOUSTON, TEXAS 77005-2448
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)(ZIP CODE)

Registrant's Telephone Number, including Area Code: (713) 661-3500

Send Copies of Communications to:

JOHN N.R. MONTGOMERY PRESIDENT, BRIDGEWAY CAPITAL MANAGEMENT, INC.	PRUFESH R. MODHERA, ESQ.
5615 KIRBY DRIVE, SUITE 518	STRADLEY, RONON, STEVENS, & YOUNG LLP
HOUSTON, TEXAS 77005-2448	1250 CONNECTICUT AVE., NW, SUITE 500
(NAME AND ADDRESS OF AGENT FOR SERVICE)	WASHINGTON, DISTRICT OF COLUMBIA 20036

It is proposed that this filing will become effective: (check appropriate box)

[ ] immediately upon filing pursuant to paragraph (b)

[ ] on [date] pursuant to paragraph (b)

[ ] 60 days after filing pursuant to paragraph (a)(1)

[ ] on [date] pursuant to paragraph (a)(1)

[X] 75 days after filing pursuant to paragraph (a)(2)

[ ] on [date] pursuant to paragraph (a)(2) of rule 485.

If appropriate, check the following box:

[  ]           This post-effective amendment designated a new effective date for a previously filed post-effective amendment.

[Bridgeway logo]

A no-load mutual fund family of domestic funds

Prospectus
May [   ], 2010

Small-Cap Momentum                                        [BRSMX]

www.bridgeway.com
Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or passed upon the accuracy or adequacy of this Prospectus.  Any representation to the contrary is a criminal offense.

The information in this Prospectus is not complete and may be changed. We may not sell shares of this Fund until the registration statement filed with the Securities and Exchange Commission is effective. This Prospectus is not an offer to sell shares of this Fund and is not soliciting an offer to buy such shares in any state where the offer or sale is not permitted.

TABLE OF CONTENTS

Fund Summary

           Investment Objective
           Fees and Expenses of the Fund
           Example
           Portfolio Turnover
           Principal Investment Strategies
           Principal Risks
           Performance
           Management of the Fund
           Purchase and Sale of Fund Shares
           Tax Information
           Financial Intermediary Compensation

Additional Fund Information

Management of the Fund

Shareholder Information

Redeeming Shares

Exchanging Shares

Miscellaneous Information

FUND SUMMARY:  Small-Cap Momentum Fund (BRSMX)

Investment Objective: The Small-Cap Momentum Fund (the “Fund”) seeks to provide long-term total returns on capital, primarily through capital appreciation.

Fees and Expenses of the Fund:

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  There are no sales charges to purchase or sell shares of the Fund.

Shareholder Fees (paid directly from your investment)
Sales Charge (Load) imposed on Purchases	None
Sales Charge (Load) Imposed on Reinvested Dividends	None
Redemption Fees (shares held less than 6 months)	2.00%
Exchange Fees	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%
Distribution and/or Service (12b-1) Fees	None
Other Expenses1	0.74%
Total Annual Fund Operating Expenses	1.29%
Fee Waiver and/or Expense Reimbursement2	(0.39%)
Total Annual Fund Operating Expenses (After Fee Waiver/Expense Reimbursement)	0.90%
1	“Other Expenses” are based on estimated amounts for the current fiscal year.

2
Bridgeway Capital Management, Inc. (“Adviser”), the investment adviser to the Fund, pursuant to its Management Agreement with Bridgeway Funds, Inc. (“Bridgeway Funds”), is contractually obligated to waive fees and/or pay Fund expenses, if necessary, to ensure that net expenses do not exceed 0.90%.  The expense limitation cannot be changed or eliminated without shareholder approval.  The Fund is authorized to reimburse the Adviser for management fees previously waived and/or for expenses previously paid by the Adviser, provided, however, that any reimbursements must be paid at a date not more than three years after the fiscal year in which the Adviser waived the fees or reimbursed the expenses and the reimbursements do not cause the Fund to exceed the expense limitation in the agreement.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

                      1 year                                3 years
                      $    92                                 $    287

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  No portfolio turnover rate is disclosed as the Fund did not commence operations until the date of this Prospectus.

Principal Investment Strategies:

Under normal circumstances, the Fund invests 80% of its net assets (plus borrowings for investment purposes) in equity or equity-related securities (“common stocks”) of small-cap stocks at the time of purchase.  The Fund primarily invests in small-cap stocks that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ that the Adviser determines to have positive risk-adjusted momentum (above-average recent returns).  The Fund may invest up to 15% of its total assets in foreign securities.  For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies: i) that are domiciled in a country other than the United States.; and (ii) that derive 50% or more of their total revenue from activities outside of the United States.

The Adviser rebalances the Fund’s portfolio (selling securities that have lower risk-adjusted momentum and buying securities that have higher risk-adjusted momentum) no less frequently than quarterly, and thus, the Fund engages in active and frequent trading of portfolio securities.

Principal Risks:

The value of the Fund’s shares will fluctuate as a result of the movement of the overall stock-market or of the value of the individual securities held by the Fund, and shareholders could lose money.

Investing in securities with positive risk-adjusted momentum entails investing in securities that may be more volatile than a broad cross-section of stock market securities.

Investing in small-cap stocks may involve greater volatility and risk than investing in large- or mid-cap stocks.

Investments in foreign securities can be more volatile than investments in U.S. securities.

A higher portfolio turnover rate increases transaction costs and as a result may adversely impact the Fund’s performance and may increase share price volatility.

Performance:

Performance information is not provided because the Fund did not begin operations until the date of this Prospectus.

Management of the Fund

Investment Adviser:  Bridgeway Capital Management, Inc.

Portfolio Manager(s):

The Fund is team managed by the Adviser’s Investment Management Team.

Name	Title	Length of Service
John Montgomery	Investment management team leader	Since 1993
Elena Khoziaeva	Investment management team member	Since 1999
Michael Whipple	Investment management team member	Since 2002
Rasool Shaik	Investment management team member	Since 2006

Purchase and Sale of Fund Shares

To open and maintain an account*	$2,000
Additional purchases*	$50 by systematic purchase plan $100 by check, exchange, wire, or electronic bank transfer (other than systematic purchase plan)
*some retirement plans may have lower minimum initial investments.

In general, you can buy or sell (redeem) shares of the Funds by mail, wire or telephone on any business day.

Tax Information

The Fund intends to make distributions that may be taxed as ordinary income or capital gains.

Financial Intermediary Compensation

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for providing shareholder services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. Ask your broker/dealer or other intermediary or visit your financial intermediary’s website for more information.

ADDITIONAL FUND INFORMATION

Investment Objective:  The Fund seeks to provide long-term total returns on capital, primarily through capital appreciation. The Fund’s investment objective may be changed by the Board of Directors of the Bridgeway Funds, Inc. (“Board of Directors”) without shareholder approval.

Principal Investment Strategies:

Under normal circumstances, the Fund invests 80% of its net assets (plus borrowings for investment purposes) in small-cap stocks.  The Fund has adopted a policy to provide the Fund's shareholders with at least 60 days prior notice of any change in this policy.  The Fund invests primarily in equity or equity related securities (“common stocks”) of small-cap stocks that are listed on the New York Stock Exchange, the American Stock Exchange and NASDAQ that the Adviser determines to have positive risk-adjusted momentum. The Adviser considers a stock to have positive risk-adjusted momentum based on a proprietary quantitative approach. In assessing positive risk-adjusted momentum, the Adviser considers factors such as the security’s returns over various time periods and company fundamentals.

The Adviser uses a market capitalization approach to weight the securities in the Fund’s portfolio. This means that a security’s weight in the Fund’s portfolio at the time of purchase is roughly proportional to its market capitalization relative to the other securities in the portfolio. The Adviser expects to rebalance the Fund’s portfolio (selling securities that have lower risk-adjusted momentum and buying securities that have higher risk-adjusted momentum) no less than quarterly, at which time the Adviser will consider which securities are eligible for inclusion in the portfolio based on their capitalization and positive risk-adjusted momentum.

The Fund defines “small-cap stocks” as those whose market capitalization is smaller than the 1000th largest U.S. company traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ. As of February 28, 2010, this threshold was $1.86 billion. This dollar amount will change with market conditions.  The Adviser will not necessarily sell a stock if it “migrates” to a different category after purchase before the rebalancing period.  As a result, due to such “migration” and other market movements, the Fund may have less than 80% of its assets in small-cap stocks at any point in time.

The Fund may invest up to 15% of its total assets in foreign securities.  For purposes of the Fund’s investments, “foreign securities” means those securities issued by companies: i) that are domiciled in a country other than the United States; and (ii) that derive 50% or more of their total revenue from activities outside of the United States.

The Fund is expected to have annual turnover in excess of 100%.  In order to effectively manage transaction costs, while the Fund’s portfolio is rebalanced quarterly, there is some flexibility with regard to date of execution.    Transaction costs include commissions, bid-ask spread, market impact and time delays (the time between the investment decision and implementation, during which a market may move for or against the Fund).

Principal Risks:

There is no guarantee that the Fund will meet its investment objective.  The following relates to the principal risks of investing in the Fund, as identified in the “Fund Summary” section of this Prospectus.  The Fund may invest in or use other types of investments or strategies not shown below that do not represent principal investment strategies or raise principal risks.  More information about these non-principal investments, strategies and risks is available in the Fund’s Statement of Additional Information (“SAI”).

Market Risk:  The Fund could lose value if the individual securitiesin which it has invested and/or the overall stock markets on which the stocks trade decline in price. Stocks and stock markets may experience short-term volatility (price fluctuation) as well as extended periods of price decline or little growth. Individual stocks are affected by many factors, including:
  corporate earnings;
  production;
  management;
  sales; and
  market trends, including investor demand for a particular type of stock, such as growth or value stocks, small-or large-cap stocks, or stocks within a particular industry.
Stock markets are affected by numerous factors, including interest rates, the outlook for corporate profits, the health of the national and world economies, national and world social and political events, and the fluctuation of other stock markets around the world.

Strategy Risk: Investing in securities with positive risk-adjusted momentum entails investing in securities that have had above-average recent returns. These securities may be more volatile than a broad cross-section of stock market securities. In addition, there may be periods when these types of stocks are out of favor, and the Fund’s performance may suffer.

Small-Cap Company Risk: Investing in small-cap companies may involve greater risk than investing in large- or mid-cap companies due to less management experience, financial resources, product diversification and competitive strengths. Therefore, such securities may be more volatile and less liquid than large- and mid-cap companies.

Foreign Securities Risk: Investments in foreign securities can be more volatile than investments in U.S. securities. Foreign securities have additional risk, including exchange rate changes, political and economic upheaval, the relative lack of information about the companies, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

High Portfolio Turnover Risk: The Adviser’s approach of rebalancing the Fund no less than quarterly may result in annual turnover in excess of 100%. The Fund may as a result trade more frequently and incur higher levels of brokerage fees and commissions, and cause higher levels of current tax liability to shareholders in the Fund.

*           *           *           *           *           *

Temporary Investments:

The Fund generally will be fully invested in accordance with its objective and strategies.  However, the Fund may invest without limit in cash or money market cash equivalents pending investment of cash balances or in anticipation of possible redemptions.  The use of temporary investments therefore is not a principal investment strategy as it prevents the Fund from fully pursuing its investment objective, and the Fund may miss potential market upswings.

Commodity Exchange Act Exclusion
Bridgeway Funds has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (“CEA”) and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

Selective Disclosure of Portfolio Holdings

A description of the Bridgeway Funds’ policies and procedures regarding the release of portfolio holdings information is available in the SAI.

MANAGEMENT OF THE FUND

The Board of Directors oversees the Fund’s management, decides on matters of general policy and reviews the activities of the Adviser.  Bridgeway Capital Management, Inc., 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448, acts as the investment adviser to the Fund pursuant to a Management Agreement approved by the Board of Directors.  A discussion regarding the basis for the Board of Directors approving the Management Agreement for the Fund will be available in the Fund’s annual report to shareholders for the fiscal year ended June 30, 2010.

The Adviser is a Texas corporation that was organized in 1993.  John Montgomery is President of the Adviser and Vice President of Bridgeway Funds.  Michael Mulcahy is a Director and officer of the Adviser and President of Bridgeway Funds.  Richard P. Cancelmo, Jr. (“Dick”) is an officer of the Adviser and Vice President of Bridgeway Funds.  The Adviser has managed the affairs of Bridgeway Funds since inception of the first Fund offerings.  The Investment Management Team selects the portfolio securities of the Fund through proprietary models developed by the Adviser.

The Adviser is responsible for the investment and reinvestment of the Fund’s assets and provides personnel and certain administrative services for the operation of the Fund’s daily business affairs.  The Adviser formulates and implements a continuous investment program for the Fund consistent with its investment objective, policies and restrictions.  The total annual advisory fees that can be paid to the Adviser for the Fund (as a percentage of the average daily net assets of the Fund) is 0.55%.

Who is the Investment Management Team?

The Investment Management Team is organized across two dimensions—models and portfolios. First, each team member is trained on a set of quantitative models, and each model has a primary and secondary “practitioner.” Second, each team member is assigned one or more portfolios for which he or she is responsible for such things as cash flow management, tax management, and risk management. Procedures are documented to the degree that, theoretically, any one of four team members could manage a given model or portfolio. Roles and responsibilities rotate across models and portfolios to build team depth and skills. Modeling research is designed, presented, and scrutinized at the team level.

Collectively, the following individuals are jointly and primarily responsible for the day-to-day management of the Fund’s portfolio:

John Montgomery is the Investment Management Team leader for the Fund and has held that position since the Fund’s inception. John founded the Adviser in 1993. He holds a BA in Engineering and Philosophy from Swarthmore College and graduate degrees from MIT and Harvard Business School.

Elena Khoziaeva, CFA, is an Investment Management Team member and began working at the Adviser in 1998. Her responsibilities include portfolio construction, cash flow management, tax management and risk management as well as investment research and quantitative model operation and maintenance. Elena earned a Bachelor of Economic Sciences degree from Belarussian State Economic University in Minsk and graduated with highest honors from the University of Houston with an MBA in accounting.

Michael Whipple, CFA, is an Investment Management Team member and began working at the Adviser in 2002. His responsibilities include portfolio construction, cash flow management, tax management and risk management as well as investment research and quantitative model operation and maintenance. He holds a BS in Accountancy and Finance from Miami University in Ohio. A Certified Public Accountant and Certified Internal Auditor, Michael worked in auditing from 1996 to 2000 before attending the University of Chicago from 2000 to 2002, where he earned his MBA.

Rasool Shaik, CFA, is an Investment Management Team member and began working for the Adviser in 2006 after earning an MBA with Honors from the University of Chicago Graduate School of Business, which he attended from 2004 to 2006. His responsibilities include quantitative investment management research and analysis, quantitative model operation and maintenance, and portfolio construction for the Adviser. He holds a BS in Metallurgical Engineering from Indian Institute of Technology (IIT) Bombay, India and an MS in Metallurgical & Materials Engineering from Michigan Technological University, Houghton, Michigan. Prior to business school, from 1997 to 2004, Rasool developed software algorithms to manage complex supply chains.

Additional Information About the Investment Management Team

The SAI provides additional information about the Investment Management Team members’ compensation, other accounts managed by them, and their ownership of shares of the Fund, if any.

Who is Bridgeway Capital Management, Inc.?

Bridgeway Capital Management, Inc. was incorporated in 1993.  The advisory firm relies heavily on technology and a talented and dedicated team of partners.  The Adviser has an unusual corporate structure with a high-energy, positive, and cost-conscious atmosphere where all staff members are viewed as partners.  Stressing process and results over titles and status, no partner, including the President, can make more than seven times the total compensation of the lowest paid partner.  The firm ascribes to four business values:  integrity, investment performance, cost efficiency and service.

Both the Fund and the Adviser are committed to a mission statement that places integrity above every other business value. Due to actual or perceived conflicts of interest, neither the Fund nor the Adviser:

▪	takes part in directed brokerage arrangements,
▪	participates in any soft dollar arrangements, or
▪	has a brokerage relationship with any affiliated organization.

Code of Ethics

Pursuant to Rule 17j-1 under the Investment Company Act of 1940, as amended (the “Investment Company Act”), Bridgeway Funds and the Adviser have adopted a Code of Ethics that applies to the personal trading activities of their staff members.

Fund managers are encouraged to invest in shares of the Fund and are not allowed to purchase shares of equity securities that the Fund might also potentially own. Other staff, Officers, and Directors of Bridgeway Funds and the Adviser are also encouraged to own shares of the Fund and may only trade shares of equity securities within stringent guidelines contained in the Code of Ethics.

Copies of the Code of Ethics adopted by the Bridgeway Funds and the Adviser may be obtained from the Bridgeway Funds website under Forms & Literature. Any shareholder or potential shareholder who feels that a policy, action, or investment of the Fund or the Adviser either does compromise or may compromise the highest standards of integrity is encouraged to contact Bridgeway Funds.

[Begin Translation]
Translation

What’s the Big Deal About the Code of Ethics?

The Adviser takes ethical issues very seriously. The Adviser seeks to minimize conflicts of interest (when possible) and may, in some cases, completely avoid them. The Adviser is willing to walk away from certain revenue generating activities to reduce conflicts of interest between Bridgeway Funds and the Adviser. The Adviser takes steps to more closely align the interests of the Adviser with those of the Fund’s shareholders.

[End Translation]

Net Asset Value (NAV)

The NAV of the Fund is the value of the Fund’s investments plus other assets, less its liabilities, divided by the number of Fund shares outstanding. The value of the Fund’s securities is determined by the market value of these securities. Portfolio securities that are principally traded on a national securities exchange are valued at their last sale on the principal exchange on which they are traded prior to the close of the New York Stock Exchange. Portfolio securities that are traded on the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) are valued at the NASDAQ Official Closing Price (“NOCP”). In the absence of recorded sales on their home exchange or NOCP in the case of NASDAQ traded securities, the security will be valued according to the following priority: 1) Bid prices for long positions, ask prices for short positions on home exchanges, and 2) Bid prices for long positions, ask prices for short positions on other exchanges.

In determining the NAV, the Fund’s assets are valued primarily on the basis of market quotations as described above. However, the Board of Directors has adopted procedures for making “fair value” determinations if market quotations are not readily available. Specifically, if a market value is not available for a security, the security will be valued at fair value as determined in good faith or under the direction of the Board of Directors. Fair value pricing generally is used most often for pricing a fund’s foreign securities holdings that are traded on foreign securities exchanges. If there is a trading halt on a security or some other circumstance, the Adviser’s staff will use its best efforts to research the reasons for the absence of a closing price. The Adviser will contact at least one board member with pricing proposals as soon as possible if the value of the security is more than 1.5% of the Fund’s net asset value based on the most recent full day the security traded. Below this amount, a “fair value” price will be determined by a pricing team comprised of at least two members of the Adviser’s investment management and trading staff. In the absence of further news, other information or resumption of trading, this price will be used until the next Board meeting. If there are multiple trading halts in the Fund, at least one board member will be contacted for fair value pricing if the total of all trading halts is more than 1.5% of net assets based on the most recent full day each individual security traded. If the value of the security based on the most recent full day the security traded is less than or equal to 1.5% of the total net asset value of the Fund and the market value of the holding based on the previous days’ closing price is less than $0.01 times the previous days Fund shares outstanding, any two members or backup members of the pricing team may price the security. The valuation assigned to a fair valued security for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

Because the Fund charges no sales loads, the price you pay for shares is the Fund’s NAV. The Fund is open for business every day the New York Stock Exchange (“NYSE”) is open. Every buy or sell order you place in the proper form will be processed at the next NAV calculated after your order has been received. The NAV is calculated for the Fund at the end of regular trading on the NYSE on business days, usually 4:00 p.m. Eastern time. If the NYSE begins an after-hours trading session, the Board of Directors will set closing price procedures. Mutual fund marketplaces and members of the National Securities Clearing Corporation (“NSCC”) may have an earlier cut-off time for pricing a transaction. The NAV of the Fund, however, will only change when it is calculated at the NYSE daily close.

Rule 12b-1 and Shareholder Services Fees

On October 15, 1996, Bridgeway Funds’ shareholders approved a 12b-1 Plan that permitted the Adviser to pay up to 0.25% of each Bridgeway Fund’s average daily assets for sales and distribution of its shares. In this plan, the Adviser agreed to pay directly all distribution costs associated with Class N shares, which is currently the only class of shares outstanding. This plan has been re-approved each year by the Board of Directors, including a majority of those Directors who are not “interested persons” as defined in Section 2(a)(19) of the Investment Company Act.

On October 1, 2003, Bridgeway Funds’ shareholders approved modification of the 12b-1 Plan to permit selected Bridgeway Funds to add additional classes of shares with a maximum 0.25% 12b-1 fee. This fee is payable by shareholders who purchase shares through distribution channels that charge distribution and account servicing fees versus “no or low cost” alternatives. Currently, there are no classes of Fund shares subject to this 12b-1 fee.

Policy Regarding Excessive or Short-Term Trading of Fund Shares

The Board of Directors has adopted and implemented policies and procedures to detect, discourage and prevent short-term or frequent trading (often described as “market timing”) in the Fund.

The Fund is not designed for professional market timing organizations, individuals, or entities using programmed or frequent exchanges or trades. Frequent exchanges or trades may be disruptive to the management of the Fund and can raise its expenses. The Fund reserves the right to reject or restrict any specific purchase and exchange request with respect to market timers and reserves the right to determine, in their sole discretion, that an individual, group or entity is or has acted as a market timer. The Fund generally defines short-term trading as purchase and redemption activity, including exchanges, that exceed two “round trips” per calendar year. The Fund may also take trading activity that occurs over longer periods into account if the Fund reasonably believes such activity is of an amount or frequency that may be harmful to long-term shareholders or disruptive to portfolio management.

The Fund may be more or less affected by short-term trading in Fund shares, depending on various factors such as the size of the Fund, the amount of assets the Fund typically maintains in cash or cash equivalents, the dollar amount, number, and frequency of trades in Fund shares and other factors. Short-term and excessive trading of Fund shares may present various risks to the Fund, including:

▪	potential dilution in the value of Fund shares,
▪	interference with the efficient management of a Fund’s portfolio, and
▪	increased brokerage and other transaction costs.

The Fund may invest in equities that have low liquidity and therefore may be more susceptible to these risks.

The Fund currently uses several methods to reduce the risk of market timing. These methods include, among other things: (i) monitoring trade activity; and (ii) assessing a redemption fee for short-term trading as described earlier in this Prospectus.  Redemption fees accrue to the Fund itself, not the Adviser.  Redemption fees will not be charged to investors holding shares in certain omnibus or other institutional accounts or savings plans or on transactions redeemed in kind.

When a pattern of short-term or excessive trading activity or other trading activity deemed harmful or disruptive to the Fund by an investor is detected, the Adviser may prohibit that investor from future purchases in the Fund or limit or terminate the investor’s exchange privilege. The detection of these patterns and the banning of further trading are inherently subjective and therefore involve some selectivity in their shareholders.

There is no assurance that these policies and procedures will be effective in limiting short-term and excessive trading in all cases. For example, the Adviser may not be able to effectively monitor, detect or limit short-term or excessive trading by underlying shareholders that occurs through omnibus accounts maintained by broker-dealers or other financial intermediaries (see discussion below).

Market timing through financial intermediaries. Shareholders are subject to the Fund’s policy prohibiting frequent trading or market timing regardless of whether they invest directly with the Fund or indirectly through a financial intermediary such as a broker-dealer, a bank, an investment adviser or an administrator or trustee of a 401(k) retirement plan that maintains an omnibus account with the Fund for trading on behalf of its customers. To the extent required by applicable regulation, the Fund (or an agent of the Fund) enters into agreements with financial intermediaries under which the intermediaries agree to provide information about Fund share transactions effected through the financial intermediary. While the Fund (or an agent of the Fund) monitors accounts of financial intermediaries and will encourage financial intermediaries to apply the Fund’s policy prohibiting frequent trading or market timing to their customers who invest indirectly in the Fund, the Fund is limited in its ability to monitor the trading activity, enforce the Fund’s policy prohibiting frequent trading or enforce any applicable redemption fee with respect to customers of financial intermediaries. Certain financial intermediaries may be limited with respect to their monitoring systems and/or their ability to provide sufficient information from which to detect patterns of frequent trading potentially harmful to the Fund. For example, should it occur, the Fund may not be able to detect frequent trading or market timing that may be facilitated by financial intermediaries or it may be more difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. In certain circumstances, financial intermediaries such as 401(k) plan providers may not have the technical capability to apply the Fund’s policy prohibiting frequent trading to their customers. Reasonable efforts will be made to identify the financial intermediary customer engaging in frequent trading. Transactions placed through the same financial intermediary that violate the policy prohibiting frequent trading may be deemed part of a group for purposes of the Fund’s policy and may be rejected in whole or in part by the Fund. However, there can be no assurance that the Fund will be able to identify all those who trade excessively or employ a market timing strategy, and curtail their trading in every instance. Finally, it is important to note that shareholders who invest through omnibus accounts also may be subject to the policies and procedures of their financial intermediaries with respect to short-term and excessive trading in the Fund.

Revenue Sharing

The Adviser, from its own resources, may make payments to financial service agents as compensation for access to platforms or programs that facilitate the sale or distribution of mutual fund shares, and for related services provided in connection with such platforms and programs. These payments would be in addition to any other payments described in this Prospectus. The amount of the payment may be different for different agents. These additional payments may include amounts that are sometimes referred to as “revenue sharing” payments. These payments may create an incentive for the recipient to recommend or sell shares of the Fund to you. The Board of Directors will monitor these revenue sharing arrangements as well as the payment of management fees paid by the Fund to ensure that the levels of such management fees do not involve the indirect use of the Fund’s assets to pay for marketing, promotional or related services. Because revenue sharing payments are paid by the Adviser, and not from the Fund’s assets, the amount of any revenue sharing payments is determined by the Adviser.

Please contact your financial intermediary for details about additional payments it may receive and any potential conflicts of interest. Notwithstanding the payments described above, the Adviser is prohibited from considering a broker-dealer’s sale of Fund shares in selecting such broker-dealer for the execution of Fund portfolio transactions, except as may be specifically permitted by law. Also notwithstanding these arrangements, the Adviser routinely declines to participate in the most expensive “no-transaction fee” arrangements and is therefore excluded from participation in some of the highest profile “pay to play” distribution arrangements.

Purchasing Shares

You may purchase shares using one of the options described below. Purchase orders will not be processed unless the account application and purchase payment are received in good order. In accordance with the USA PATRIOT Act, if you fail to provide all of the required information requested in the current account application, your purchase order will not be processed. Additionally, federal law requires that the Fund verify and record your identifying information. The minimum initial investment to open and maintain an account in the Fund is $2,000, the subsequent investment minimum is $100 and the systematic purchase plan minimum is $50. However, some retirement plans may have lower minimum initial investments.

Directly From the Fund

Buying Shares. You can purchase shares directly from the Fund by either completing an application online at www.bridgeway.com or by completing and submitting an application, which can be obtained on our website, or by calling 1-800-661-3550. All investments must be made by check, ACH or wire. All checks must be made payable in U.S. dollars and drawn on U.S. financial institutions. The Fund does not accept purchases made by cash or cash equivalents (for example, money order, traveler’s check, starter check or credit card check).

Checks. Checks must be made payable to “Bridgeway Funds.”

Automated Clearing House (“ACH”). You may purchase additional shares through an electronic transfer of money from a checking or savings account. The ACH service will automatically debit your pre-designated bank account for the desired amount.

Wires. Instruct your U.S. financial institution with whom you have an account to make a Federal Funds wire payment to the Fund. Your financial institution may charge a fee for this service.

From Fund Marketplaces

Shareholders may purchase and redeem Fund shares through most mutual fund marketplaces. A partial list of marketplaces where you can buy shares of the Fund can be found at www.bridgeway.com under “How to Invest” then “Purchase Options.” Many Fund investors prefer investing with marketplaces for the range of investment alternatives and statement consolidation. Account minimums and other terms and conditions may apply. Check with each marketplace for a more complete list of fees that you may incur.

From Financial Service Organizations. You may purchase shares of the Fund through participating brokers, dealers, and other financial professionals. Simply call your investment professional to make your purchase. If you are a client of a securities broker or other financial organization, you should note that such organizations may charge a separate fee for administrative services in connection with investments in Fund shares and may impose account minimums and other requirements. These fees and requirements are in addition to those imposed by the Fund. If you are investing through a securities broker or other financial organization, please refer to its program materials for any additional special provisions or conditions that may be different from those described in this Prospectus (for example, some or all of the services and privileges described may not be available to you).

Account Requirements

Type of Account	Requirement
Individual, Sole Proprietorship and Joint Accounts. Individual accounts are owned by one person, as are sole proprietorship accounts. Joint accounts have two or more owners (tenants).	Instructions must be signed by all persons exactly as their names appear on the account.
Gifts or Transfers to a Minor (UGMA, UTMA) These custodial accounts provide a way to give money to a child and obtain tax benefits.	Depending on state laws, you can set up a custodial account under the UGMA or the UTMA. The custodian must sign instructions in a manner indicating custodial capacity.
Business Entities	Submit a secretary’s (or similar) certificate covering incumbency and authority.
Trusts	The trust must be established before an account can be opened. Provide the first and signature pages from the trust document identifying the trustees.

Investment Procedures

How to Open an Account	How to Add to Your Account
By check  Obtain an application by mail, fax or from our website.  Complete the application and any other required documentation.  Mail your application and any other documents and your check.	By check  Complete an investment slip from a confirmation statement or write us a letter.  Write your account number and Fund on your check  Mail the slip or letter and your check.
By wire
  Obtain an application by mail, fax or from our website.
  Complete the application and any other required documentation.
  Call us to fax the completed application and documentation. We will open the account and assign an account number.
  Instruct your bank to wire your money to us.
  Mail us your original application and any other documentation.
By wire  Call us to notify us of your incoming wire.  Note your fund and account number in the memo portion of your wire request.  Instruct your bank to wire your money to us.

Investment Procedures (continued)

How to Open an Account	How to Add to Your Account
Online
  Logon to our website www.bridgeway.com .
  Click the link “How to Invest” then Open an Account Online.”
  Complete the online application.
  We will electronically debit your purchase from your selected financial institution account.

Online
  Logon to our website www.bridgeway.com .
  Click the link “Shareholder Login.”
  Login to your account.
  Select the account you wish to place a purchase in.
  Click the link “Purchase.”
  Follow the online steps.
  We will electronically debit your purchase from your selected financial institution.

By automatic monthly ACH payment
  Set-up can be done during the new account application process.
  Online after logging on to your account under the link “Account Detail” then clicking the link at the bottom of the page “Purchases.”
  Write us to request an ACH providing us with your fund account number, dollar amount of the ACH, day of month you want the transaction to be processed on along with the bank name, address, ABA and account number, and type of banking account the funds will be drawn from.

Canceled or Failed Payments. The Fund accepts checks and ACH transfers at full value subject to collections. If your payment for shares is not received or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the Fund or the transfer agent, and the Fund may redeem shares you own in the account as reimbursement. The Fund and its agents have the right to reject or cancel any purchase, exchange or redemption request due to nonpayment.

Rejection of Purchase Orders. The Fund reserves the right to refuse purchase orders for any reason. For example, the Fund may reject purchase orders for very small accounts (e.g., accounts comprised of only one share of the Fund) as well as for reasons that the Adviser feels will adversely affect its ability to manage the Fund effectively.

REDEEMING SHARES

Selling Shares. The Fund processes redemption orders promptly, and you will generally receive redemption proceeds within a week. Delays of up to 7 days may occur in cases of very large redemptions, excessive trading or during unusual market conditions. If the Fund has not collected payment for the shares you are selling, however, they may delay sending redemption proceeds for up to 15 calendar days.

How to Sell Shares from Your Account

By Mail:
Prepare a written request including:
	Your name(s) and signature(s)
	Your account number
	The Fund name
	The dollar amount or number of shares you want to sell
	How to send your proceeds (by check or wire)
	Obtain a Medallion signature guarantee (See “Medallion Signature Guarantee Requirements”)
	Obtain other documentation (See “Medallion Signature Guarantee Requirements”)
	Mail your request and documentation

By Wire:
	Wire requests are only available if you provided bank account information on your account application and your request is for $10,000 or more
	Call us with your request (unless you declined telephone privileges on your account application) (See “By Telephone”) or
	Mail us your request (See “By Mail”)

By Telephone:
	Call us with your request (unless you declined telephone privileges on your account application)

Provide the following information:
	Exact name(s) in which the account is registered
	Your account number
	Additional form of identification

Your proceeds will be:
	Mailed to you or
	Wired to you (unless you did not provide bank account information on your account application) (See “By Wire”)

Telephone Redemption Privileges. You may redeem your shares by telephone unless you declined telephone privileges on your account application. You may be responsible for any unauthorized telephone order, as long as the transfer agent takes reasonable measures to verify that the order is genuine.

Wire Redemptions. You may have your redemption proceeds wired to you if you provided bank account information on your account application. The minimum amount you may request by wire is $10,000. If you wish to make your wire request by telephone, you must also have telephone redemption privileges.

Medallion Signature Guarantee Requirements. To protect you and the Fund against fraud, certain redemption options will require a Medallion signature guarantee. A signature guarantee verifies the authenticity of your signature. You can obtain one from most banking institutions or securities brokers, but not from a notary public. The Fund and the transfer agent will need written instructions signed by all registered owners, with a Medallion signature guarantee for each owner, for any of the following:

•	Written requests to redeem $100,000 or more
•	Changes to a shareholder’s record name
•	Check redemption from an account for which the address or account registration has changed within the last 30 days
•	Sending redemption and distribution proceeds to any person, address or financial institution account not on record
•	Sending redemption and distribution proceeds to an account with a different registration (name or ownership) from your account
•	Adding or changing ACH or wire instructions, telephone redemption or exchange options.
•	The Fund and the transfer agent reserve the right to require a Medallion signature guarantee(s) on all redemptions.

Redemption of Very Small Accounts. In order to reduce Fund expenses, the Board of Directors is authorized to cause the redemption of all of the shares of any shareholder whose account has declined to a value of less than $1,000 as a result of a transfer or redemption. For accounts that are valued at less than $1,000, the Fund or its representative may give shareholders 60 days prior written notice in which to purchase sufficient shares to avoid such redemption.

Redemption of Very Large Accounts. While a shareholder may redeem at any time without notice, it is important for Fund operations that you call Bridgeway Funds at least a week before you redeem an amount of $250,000 or more, especially for the Fund. We must consider the interests of all Fund shareholders and reserve the right to delay delivery of your redemption proceeds—up to seven days—if the amount will disrupt the Fund’s operation or performance. If your redemptions total more than $250,000 or 1% of the net assets of the Fund within any 90-day period, the Fund reserves the right to pay part or all of the redemption proceeds above $250,000 in kind (i.e., in securities, rather than in cash). Redemptions in kind may, at the Adviser’s option and where requested by a shareholder, be made for redemptions less than $250,000. If payment is made in kind, you may incur brokerage commissions if you elect to sell the securities for cash.

EXCHANGING SHARES

Exchange Privileges

You may sell your Fund shares and buy shares of another Bridgeway Fund, also known as an exchange, by telephone or in writing, unless you declined telephone privileges on your account application. For a list of Bridgeway Funds available for exchange, please consult this Prospectus or our website, www.bridgeway.com or call Bridgeway Funds at 800-661-3550. Exchange purchases are subject to the same minimum and subsequent investment levels as new accounts and to fund closing commitments. Because exchanges are treated as a sale and purchase, they may have tax consequences.

You may exchange only between identically registered accounts (name(s), address and taxpayer ID number). You may be responsible for any unauthorized telephone order as long as the transfer agent takes reasonable measures to verify that the order is genuine.

How to Exchange Shares from Your Account

By Mail:
Prepare a written request including:
•	Your name(s) and signature(s)
•	Your account number
•	The Fund names you are exchanging
•	The dollar amount or number of shares you want to sell (and exchange)
•	Mail your request and documentation

By Telephone:
•	Call us with your request (unless you declined telephone authorization privileges on your account application)

Provide the following information:
•	Your account number
•	Exact name(s) in which the account is registered
•	Additional form of identification

MISCELLANEOUS INFORMATION

Retirement Accounts. The Fund offers IRA accounts including traditional and Roth IRAs. Fund shares may also be an appropriate investment for other retirement plans. Before investing in any IRA or other retirement plan, you should consult your tax adviser. Whenever making an investment in an IRA, be sure to indicate the year for which the contribution is made.

Tax-Sheltered Retirement Plans. Shares of the Fund may be purchased for various types of retirement plans, including Individual Retirement Plans (IRAs). For more complete information, contact Bridgeway Funds or the marketplaces previously described.

Lost Accounts. The transfer agent will consider your account lost if correspondence to your address of record is returned as undeliverable on more than two consecutive occasions, unless the transfer agent determines your new address. When an account is “lost,” all distributions on the account will be reinvested in additional Fund shares. In addition, the amount of any outstanding checks (unpaid for six months or more) or checks that have been returned to the transfer agent will be reinvested at the then-current NAV and the checks will be canceled. However, checks will not be reinvested into accounts with a zero balance.

Householding. To reduce expenses, we may mail only one copy of the Fund’s Prospectus, each annual and semi-annual report, and other shareholder communications to those addresses shared by two or more accounts. If you wish to receive additional copies of these documents, please call us at 800-661-3550 (or contact your financial institution). We will begin sending you individual copies thirty days after receiving your request.

Dividends, Distributions and Taxes

The Fund intends to qualify each year as a regulated investment company under the Internal Revenue Code. As a regulated investment company, it generally will pay no federal income tax on the income and gains it distributes to you. The Fund pays dividends from net investment income and distribute realized capital gains annually, usually in December. The Fund may occasionally be required to make supplemental distributions at some other time during the year. All dividends and distributions in full and fractional shares of the Fund will generally be reinvested in additional shares on the day that the dividend or distribution is paid at the next determined NAV. A direct shareholder may submit a written request to pay the dividend and/or the capital gains distribution to the shareholder in cash. Shareholders at fund marketplaces should contact the marketplace about their rules.

The amount of any distribution will vary, and there is no guarantee the Fund will pay either an income dividend or a capital gain distribution. If you are a taxable investor and invest in the Fund shortly before the record date of a taxable distribution, the distribution will lower the value of the Fund’s shares by the amount of the distribution and, in effect, you will receive some of your investment back in the form of a taxable distribution. This is known as “buying a dividend.” For example, if you buy 500 shares in the Fund on December 15th at the Fund’s current NAV of $10 per share, and the Fund makes a capital gain distribution on December 16th of $1 per share, your shares will then have an NAV of $9 per share (disregarding any change in the Fund’s market value), and you will have to pay a tax on what is essentially a return of your investment of $1 per share. This tax treatment is required even if you reinvest the $1 per share capital gain distribution in additional Fund shares.

How Distributions Are Taxed. The tax information in this Prospectus is provided as general information. You should contact your tax advisor about the federal and state tax consequences of an investment in the Fund.

In general, if you are a taxable investor in a taxable account, Fund distributions are taxable to you at either ordinary income or capital gains tax rates. This is true whether you reinvest your distributions in additional Fund shares or receive them in cash. Distributions declared in December to shareholders of record in such month but paid in January are taxable as if they were paid in December. Every January, you will receive a statement that shows the tax status of distributions you received for the previous year. The Fund may reclassify income after your tax reporting statement is mailed to you. Prior to issuing your statement, the Fund makes every effort to search for reclassified income to reduce the number of corrected forms mailed to shareholders. However, when necessary, the Fund will send you a corrected Form 1099-DIV to reflect reclassified information.

For federal income tax purposes, Fund distributions of short-term capital gains are taxable to you as ordinary income. Fund distributions of long-term capital gains are taxable to you as long-term capital gains no matter how long you have owned your shares. With respect to taxable years of a fund beginning before January 1, 2011, unless such provision is extended or made permanent, a portion of income dividends designated by the Fund may be qualified dividend income eligible for taxation by individual shareholders at long-term capital gain rates, provided certain holding period requirements are met.

How Transactions Are Taxed. When you sell or redeem your Fund shares, you will generally realize a capital gain or loss. For tax purposes, an exchange of your Fund shares for shares of a different Bridgeway Fund is the same as a redemption. Tax-advantaged retirement accounts will not be affected.

Taxes Withheld. By law, if you do not provide the Fund with your proper taxpayer identification number and certain required certifications, you may be subject to backup withholding on any distributions of income, capital gains or proceeds from the sale or redemption of your shares. The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any distributions or proceeds paid.

Other. Fund distributions and gains from the redemption or exchange of your Fund shares generally are subject to state and local taxes. Non-U.S. investors may be subject to U.S. withholding tax at a 30% or lower treaty rate and U.S. estate tax, and are subject to special U.S. tax certification requirements to avoid backup withholding and claim any treaty benefits. Exemptions from U.S. withholding tax are provided for capital gain dividends paid by the Fund from long-term capital gains, if any, and, with respect to taxable years of the Fund that begin before January 1, 2010 (sunset date), interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends. However, notwithstanding such exemptions from U.S. withholding at the source, any such dividends and distributions of income and capital gains will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

This discussion of “Dividends, Distributions and Taxes” is not intended or written to be used as tax advice. Because everyone’s tax situation is unique, you should consult your tax professional about federal, state, local or foreign tax consequences before making an investment in the Fund.

Tax Efficiency

The following discussion is not applicable to shareholders in tax-deferred accounts, such as IRAs.

An important aspect of fund ownership in a taxable account is the tax efficiency of the Fund. A fund may have great performance, but if a large percentage of that return is paid in taxes, the purpose of active management may be defeated. Tax efficiency is the ratio of after-tax total returns to before-tax total returns.

Closed Fund Status

The Adviser may recommend that the Fund be closed to new investments from time to time to better control asset flows and levels.

Privacy Policy [THIS IS NOT A PART OF THE PROSPECTUS]

As the investment adviser for Bridgeway Funds, Inc. (the “Funds”), Bridgeway Capital Management, Inc. (the “Adviser”) invests the assets of the Funds and manages their day-to-day business.  On behalf of the Funds and the Adviser (collectively, “Bridgeway”), we make the following assurance of your privacy.

Bridgeway's Commitment to You. We work hard to respect the privacy of your personal and financial data.

Not Using Your Personal Data for our Financial Gain. Bridgeway has never sold shareholder information to any other party, nor have we disclosed such data to any other organization, except as permitted by law.  We have no plans to do so in the future.  We will notify you prior to making any change in this policy.  As a Fund shareholder, you compensate the Adviser through a management and administrative fee; this is how we earn our money for managing yours.  We go to some extraordinary lengths to minimize conflicts of interest between the Adviser and the Funds.  Our policy of not selling your data is an extension of this practice.

How We Do Use Your Personal and Financial Data. We use your information primarily to complete your investment transactions.  We may also use it to communicate with you about other financial products that we offer.

The Information We Collect About You. You typically provide personal information when you complete a Bridgeway account application or when you request a transaction that involves Bridgeway, either directly or through a fund supermarket.  This information may include your:
•	Name, address and phone numbers
•	Social security or taxpayer identification number
•	Birth date and beneficiary information (for IRA applications)
•	Basic trust document information (for trusts only)
•	Account balance
•	Investment activity

How We Protect Your Personal Information. As emphasized above, we do not sell information about current or former shareholders or their accounts to third parties.  We occasionally share such information to the extent permitted by law to complete transactions at your request, or to make you aware of related financial products that we offer.  Here are the details:
•
To complete certain transactions or account changes that you direct, it may be necessary to provide identifying information to companies, individuals, or groups that are not affiliated with Bridgeway. For example, if you ask to transfer assets from another financial institution to Bridgeway, we will need to provide certain information about you to that company to complete the transaction.

•
In certain instances, we may contract with non-affiliated companies to perform services for us, such as processing orders for share purchases and redemptions and distribution of shareholder letters.  Where necessary, we will disclose information about you to these

•
third parties.  In all such cases, we provide the third party with only the information necessary to carry out its assigned responsibilities (in the case of shareholder letters, only your name and address) and only for that purpose.  We require these third parties to treat your private information with the same high degree of confidentiality that we do.

•
Finally, we will release information about you if you direct us to do so, if we are compelled by law to do so, or in other legally limited circumstances (for example, to protect your account from fraud).

How We Safeguard Your Personal Information. We restrict access to your information to those Bridgeway staff members who need to know the information to provide products or services to you.  We maintain physical, electronic, and procedural safeguards to protect your personal information.

Fund Marketplaces or Other Brokerage Firms. Most Bridgeway shareholders purchase their shares through fund marketplaces.  Please contact those firms for their own policies with respect to privacy issues.

What You Can Do. For your protection, we recommend that you do not provide your account information, user name, or password to anyone except a Bridgeway representative as appropriate for a transaction or to set up an account.  If you become aware of any suspicious activity relating to your account, please contact us immediately.

We'll Keep You Informed. As required by federal law, we will notify shareholders of our privacy policy annually.  We reserve the right to modify this policy at any time, but rest assured that if we do change it, we will tell you promptly.  You can access our privacy policy from our website.

For More Information

The Fund’s Statement of Additional Information contains more detail about policies and practices of the Fund and the Adviser, Bridgeway Capital Management, Inc. It is “the fine print,” and is incorporated here by reference and is legally part of the Prospectus.

Shareholder Reports, such as the Fund’s annual and semi-annual reports, provide a closer look at the market conditions and investment strategies that have significantly affected Fund performance during the most recent period. They provide details of our performance vs. performance benchmarks, our top ten holdings, a detailed list of holdings twice annually, and more about the Adviser’s investment strategy. While these letters are usually a bit long (and sometimes lively), the first few sentences tell you how the Fund performed in the most recent period and the Portfolio Manager’s assessment of it. You won’t get a lot of mumbo jumbo about the economy, claims of brilliance when it’s going well or whitewashing performance when it’s not going well.

Other documents, for example the Code of Ethics, are also available.

To contact Bridgeway Funds for a free electronic or printed copy of these documents or for your questions:

	Consult our website: www.bridgeway.com
	E-mail us at: funds@bridgeway.com
	Write to us: Bridgeway Funds, Inc.
c/o PNC Global Investment Servicing (U.S.), Inc.
P.O. Box 9860
Providence, RI  02940-8060
Call us at: 800-661-3550

Information provided by the Securities and Exchange Commission (SEC)

You can review and copy information about the Fund (including the SAI) at the SEC’s Public Reference Room in Washington, D.C. To find out more about this public service, call the SEC at 202-551-8090. Reports and other information about the Fund is also available on the SEC’s website at www.sec.gov. You can receive copies of this information, for a fee, by writing the Public Reference Section, Securities and Exchange Commission, Washington, D.C. 20549-0102 or by sending an electronic request to the following email address: publicinfo@sec.gov.
Bridgeway Funds’ Investment Company Act file number is 811-08200.

BRIDGEWAY FUNDS, INC. c/o PNC Global Investment Servicing (U.S), Inc. P.O. Box 9860 Providence, RI 02940-8060 800-661-3550

DISTRIBUTOR Foreside Fund Services, LLC 3 Canal Plaza, Suite 100 Portland, ME 04101	LEGAL COUNSEL Stradley Ronon Stevens & Young, LLP 2600 One Commerce Square Philadelphia, PA 19103

BRIDGEWAY FUNDS, INC.

Small-Cap Momentum Fund (BRSMX)

Statement of Additional Information

Dated May __, 2010

This Statement of Additional Information (“SAI”) is not a prospectus and should be read in conjunction with the prospectus (the “Prospectus”) of the  Small- Cap Momentum Fund (the “Fund”), a series of Bridgeway Funds, Inc. ("Bridgeway Funds" or the “Corporation”), dated May __, 2010, as may be supplemented from time to time. A copy of the Prospectus may be obtained directly from Bridgeway Funds at 5615 Kirby Drive, Suite 518, Houston, Texas 77005-2448, telephone 800-661-3550, or in Houston 713-661-3500, or from our website at www.bridgeway.com.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 1 of 33

 HISTORY OF BRIDGEWAY FUNDS

The Corporation is a Maryland corporation, incorporated under the name Bridgeway Fund, Inc. on October 19, 1993. The Board of Directors of the Corporation approved formally changing the Corporation’s name to Bridgeway Funds, Inc. on June 25, 2003. The Corporation is organized as an open-end, registered investment company which currently offers shares in 12 separate series, each with its own investment objective.  This SAI relates only to one the series of the Corporation – the Small-Cap Momentum Fund.  The Fund is a diversified fund as defined in the Investment Company Act of 1940 (the “1940 Act”).

INVESTMENT OBJECTIVE

The investment objective of the Fund is to provide long-term total returns on capital, primarily through capital appreciation.

There can be no assurance that the Fund will achieve its investment objective. No form of fundamental or technical analysis, including that employed by Bridgeway Capital Management Inc.(“Bridgeway Capital Management” or the “Adviser”), the Fund’s investment adviser, in an actively managed Fund, has been proven conclusively to provide a risk-adjusted excess rate of return on a consistent basis.

The Adviser is always mindful of the tax implications of each investment and may engage in “tax management” of the Fund when it appears to be without significant detriment to shareholders of non-taxable accounts. This practice will sometimes increase Fund turnover. The management style of the Fund may it less tax-efficient than other funds managed by the Adviser.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS, STRATEGIES, RISKS AND INVESTMENT POLICIES

The Fund invests in a variety of securities and employs a number of investment techniques, which involve certain risks.  The Prospectus discuss the Fund’s principal investment strategies, investment techniques and risks.  Therefore, you should carefully review the Fund’s Prospectus.  This SAI contains information about non-principal investment strategies the Fund may use, as well as further information about certain principal strategies that are discussed in the Prospectus.

Stock Index Futures

The Fund may take temporary, long, stock index futures positions to offset the effect of cash held for future investing or for potential redemptions. For example, assume the Fund was 96% invested in stocks and 4% in cash, and it wanted to maintain 100% exposure to market risk, but wanted to defer investment of this cash to a future date. The Fund could take a long position in stock index futures provided that the underlying value of securities represented by the futures did not exceed the amount of Fund cash. In no case will the use of futures in this way exceed 35% of the Fund’s total assets.

Securities Lending

The Fund may lend its securities to brokers or dealers, provided any such loans are continuously secured in the form of cash or cash equivalents such as U.S. Treasury bills. The amount of the collateral on a current basis must equal or exceed the market value of the loaned securities, and the Fund must be able to terminate such loans upon notice at any time. As a general matter, securities on loan will not be recalled to facilitate proxy voting. However, the Fund can exercise its right to terminate a securities loan in order to preserve its right to vote upon matters of importance affecting holders of the securities.

The advantage of such loans is that the Fund continues to receive the equivalent of the interest earned or dividend payments paid by the issuers on the loaned securities while at the same time earning interest on the cash or equivalent collateral that may be invested in accordance with the Fund’s investment objectives, policies, and restrictions.

Securities loans are usually made to broker-dealers and other financial institutions to facilitate their delivery of such securities. As with any extension of credit, there may be risks of delay in recovery and possibly loss of rights in the loaned securities should the borrower of the loaned securities fail financially.  If the borrowing broker failed to perform, the Fund might experience delays in recovering its assets (even though fully collateralized); the Fund would bear the risk of loss from any interim change in securities prices.  However, the Fund will make loans of its securities only to those firms the Adviser deems creditworthy and only on terms the Adviser believes compensate for such risk. On termination of the loan, the borrower is obligated to return the securities to the Fund. The Fund will recognize any gain or loss in the market value of the securities during the loan period.

Investment of Securities Lending Collateral

The cash collateral received from a borrower as a result of the Fund’s securities lending activities will be used to purchase both fixed-income securities and other securities with debt-like characteristics, including: bank obligations; commercial paper; repurchase agreements; and U.S.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 2 of 33

government securities.  These types of investments are described elsewhere in the SAI.  Collateral may also be invested in an unaffiliated money market mutual fund or institutional money market trust.

Registered Investment Companies

The Fund may invest up to 10% of the value of its total assets in securities of other investment companies (except as otherwise indicated below under “Exchange-Traded Funds”). The Fund may invest in any type of investment company consistent with the Fund’s investment objective and policies. The Fund will not acquire securities of any one investment company if, immediately thereafter, the Fund would own more than 3% of such company’s total outstanding voting securities, securities issued by such company would have an aggregate value in excess of 5% of the Fund’s total assets, or securities issued by such company and securities held by the Fund issued by other investment companies would have an aggregate value in excess of 10% of the Fund’s total assets. To the extent the Fund invests in other investment companies, the shareholders of the Fund would indirectly pay a portion of the operating costs of the investment companies. Notwithstanding the limitations described above, the Fund may purchase or redeem, without limitation, shares of any affiliated or unaffiliated money market funds, including unregistered money market funds, so long as the Fund does not pay a sales load or service fee in connection with the purchase, sale or redemption or if such fees are paid, the Fund’s Adviser must waive its advisory fee in an amount necessary to offset the amounts paid. Investments in unregistered money market funds also are subject to certain other limitations as described in Rule 12d1-1 of the 1940 Act.

Exchange-Traded Funds

The Fund may purchase shares of exchange-traded funds (“ETFs”). ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act. The shares of ETFs are listed and traded on stock exchanges at market prices. Since ETF shares can be bought and sold like stocks throughout the day, the Fund may invest in ETFs in order to place short-term cash in market-based securities instead of short-term cash instruments, achieve exposure to a broad basket of securities in a single transaction, or for other reasons. Under certain circumstances the Fund may invest more than 10% of its net assets in certain ETFs, subject to its investment objectives, policies and strategies as described in the Prospectus.

An investment in an ETF generally presents the same primary risks as an investment in a conventional fund (i.e. one that is not exchange traded) that has the same investment objectives, strategies, and policies. The price of an ETF can fluctuate up or down, and the Fund could lose money investing in an ETF if the prices of the securities owned by the ETF go down. In addition, ETFs are subject to the following risks that do not apply to conventional funds: (1) the market price of an ETF’s shares may trade above or below their net asset value; (2) an active trading market for an ETF’s shares may not develop or be maintained; or (3) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are de-listed from the exchange, or the activation of market-wide “circuit breakers” (which are tied to large decreases in stock prices) halts stock trading generally.

As with traditional mutual funds, ETFs charge asset-based fees, although these fees tend to be relatively low. ETFs do not charge initial sales charges or redemption fees and funds pay only customary brokerage fees to buy and sell ETF shares.

Liquidity Risk

Liquidity risk exists when the Fund, by itself or together with other accounts managed by the Adviser, holds a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price.

Short-Term Market Risk

Table A below indicates that the short-term volatility of small-cap stocks has historically been much higher than that exhibited by large stocks, bonds, or Treasury Bills (T-Bills). Investors typically think of investments that exhibit low short-term volatility as “safe” or “conservative” and investments that exhibit higher short-term volatility as “risky.” Because of high volatility, it would be unwise to invest any money in small-cap stocks which an investor needs in a one-year time frame. Thus, much more so than other common stock mutual funds, it would be inappropriate to invest money that one needs in the near term future in the Fund.

Table A also indicates that over longer time periods, investors have been compensated for higher short-term risk with commensurably higher returns. This is not true in every time period. For example, from 1994 through 1998, large stocks significantly outperformed small stocks.

[To be updated in subsequent 485(b) filing]

Table A
Short-term Risk Characteristics of Various Asset Classes (1926-2009)

	T-Bills	LT Govt. Bonds	LT Corp. Bonds	Large Stocks	Small Stocks
Average annual return	3.62%	5.39%	5.77%	10.23%	11.43%
Standard deviation	3.08%	9.36%	8.37%	20.57%	29.81%
Beta (U.S. large stocks)	NA	NA	NA	1.0	1.27
Worst calendar year (1926-2008)	NA	-9.2%	-8.1%	-43.3%	-49.3%
Worst calendar year (1940-2008)	NA	-9.2%	-8.1%	-37.0%	-37.0%
% of 1-year declines	0%	25.30%	20.48%	28.92%	36.14%
% of 3-year declines	0%	12.35%	9.88%	16.05%	17.28%
% of 5-year declines	0%	7.59%	3.80%	13.92%	13.92%

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 3 of 33

Long-Term Risk

While most of the statistics in Table A are intuitive (an investor generally obtains higher returns only when taking on more risk), there are some surprising risk characteristics of the asset classes over the longer time frames. Assets that appear “safe” over the short term have been particularly vulnerable to the effects of inflation in the long term. Table B presents the worst 16-year cumulative inflation-adjusted return for each of these assets along with the percentage of 16-year periods from 1926 to 2008 for which returns did not keep up with inflation. On this basis, stocks do better than T-Bills and bonds, and small stocks do better than large. However, past performance does not guarantee future results. The Adviser’s overall conclusion is that small stocks are not appropriate for short-term investments, but may be an excellent hedge against long-term inflation for an investor willing to tolerate the year-to-year volatility one will most likely experience over any 16-year period.

[To be updated in subsequent 485(b) filing]

Table B
Long-term Risk Characteristics of Various Asset Classes Adjusted for Inflation (1926-2009)

	T-Bills	LT Govt. Bonds	LT Corp. Bonds	Large Stocks	Small Stocks
Worst 16-year period	-43.9%	-49.4%	-46.5%	-14.4%	-3.2%
% 16-year declines	29.4%	48.5%	36.8%	1.5%	1.5%

Redemption Risk

A Fund’s possible need to sell securities to cover redemptions could, at times, force it to dispose of positions on a disadvantageous basis. The Adviser manages this risk in the following ways:

•	by imposing a redemption fee under certain circumstances,

•	by strongly discouraging investment by market timers and other investors who would sell in a market downturn,

•	by participating in the ReFlow program (described below), and short term borrowing,

•	by limiting exposure to any one security, and

•	by maintaining some very liquid stocks.

Asset Segregation and Cover

The Fund may engage in certain transactions that may give rise to a form of leverage. Such transactions may include, among others, borrowing, loans of portfolio securities, short sales, selling financial futures contracts and certain types of options transactions. The use of derivatives also may give rise to leverage. To help address the leverage, the Fund will segregate or “earmark” a certain amount of liquid assets or otherwise engage in certain transactions that offset the exposure from these types of transactions.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 4 of 33

U.S. Government Securities

The U.S. Government securities in which the Fund may invest include direct obligations of the U.S. Treasury, such as Treasury bills, notes, and bonds, and obligations issued or guaranteed by U.S. Government agencies and instrumentalities, including securities that are supported by the full faith and credit of the United States, such as Government National Mortgage Association (“GNMA”) certificates, securities that are supported by the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks, and securities supported solely by the credit worthiness of the issuer, such as Federal National Mortgage Association (“FNMA”) and Federal Home Loan Mortgage Corporation (“FHLMC”) securities.

Closed-End Funds

The Fund may also invest up to 5% of its total assets in closed-end mutual funds. These securities may sell at a premium or discount to the net asset value of their underlying securities. While gaining further diversification through such investments, the Fund will bear the additional volatility and risk that, in addition to changes in value of the underlying securities in the closed-end funds, there may be additional increase or decrease in price due to a change in the premium or discount in their market prices. Investments in closed-end funds are also subject to the limitations described above for investing in registered investment companies.

Foreign Securities

The Fund may invest up to 15% of its total assets in foreign securities. For purposes of the Fund’s  investments, “foreign securities” means those securities issued by companies: (i) that are domiciled in a country other than the U.S.; and (ii) that derive 50% or more of their total revenue from activities outside of the U.S. The term “foreign securities” would also include American Depository Receipts (“ADRs”) issued by companies that meet the preceding criteria. ADRs are receipts typically issued by a U.S. bank or trust company evidencing ownership of the underlying securities.

Foreign securities carry incremental risk associated with: (1) currency fluctuations; (2) restrictions on, and costs associated with, the exchange of currencies; (3) difficulty in obtaining or enforcing a court judgment abroad; (4) reduced levels of publicly available information concerning issuers; (5) restrictions on foreign investment in other jurisdictions; (6) reduced levels of governmental regulation of foreign securities markets; (7) difficulties in transaction settlements and the effect of this delay on shareholder equity; (8) foreign withholding taxes; (9) political, economic, and similar risks, including expropriation and nationalization; (10) different accounting, auditing, and financial standards; (11) price volatility; and (12) reduced liquidity in foreign markets where the securities also trade. While some of these risks are reduced by investing only in ADRs and foreign securities listed on American exchanges, even these foreign securities may carry substantial incremental risk.

Illiquid Securities

Under current Securities and Exchange Commission ("SEC") guidelines, the Fund may invest up to 15% of its net assets in illiquid securities. The term “illiquid securities” means securities that cannot be disposed of within seven days in the ordinary course of business at approximately the amount the Fund has valued the securities. A fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Restricted securities (securities subject to legal or contractual restrictions on resale) may be illiquid. Some restricted securities (such as securities issued pursuant to Rule 144A under the Securities Act of 1933 or certain commercial paper) may be treated as liquid, although they may be less liquid than registered securities traded on established secondary markets.

Cash Liquidity for Redemptions

The Fund may participate in a program operated by ReFlow Fund, LLC (“ReFlow”). The program is designed to provide an alternative liquidity source for mutual funds experiencing redemptions of their shares. In order to pay cash to shareholders who redeem their shares on a given day, a mutual fund typically must hold cash in its portfolio, liquidate portfolio securities, or borrow money, all of which impose certain costs on the fund. ReFlow provides participating mutual funds with another source of cash by standing ready to purchase shares from a fund equal to the amount of the fund’s net redemptions on a given day. ReFlow then generally redeems those shares when the fund experiences net sales. In return for this service, the Fund will pay a fee to ReFlow at a rate determined by a daily auction with other participating mutual funds. The costs to the Fund for participating in ReFlow are expected to be influenced by and comparable to the cost of other sources of liquidity, such as the Fund’s short-term lending arrangements or the costs of selling portfolio securities to meet redemptions. ReFlow will be prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. The Fund will waive any redemption fee with respect to redemptions by ReFlow.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 5 of 33

Interfund Borrowing and Lending Program

Pursuant to an exemptive order issued by the SEC dated May 16, 2006, the Fund may lend money to, and borrow money for temporary purposes from, other funds advised by the Fund’s investment adviser, Bridgeway Capital Management. Generally the Fund will borrow through the program only when the costs are equal to or lower than the cost of bank loans. Interfund borrowings normally extend overnight, but can have a maximum duration of seven days. Loans may be called on one day’s notice. The Fund may have to borrow from a bank at a higher interest rate if an interfund loan is unavailable, called or not renewed.

Swaps - Total Return Swaps

The Fund may enter into total return swaps. This gives the Fund the right to receive the appreciation in value of an underlying asset in return for paying a fee to the counterparty. The fee paid by the Fund will typically be determined by multiplying the face value of the swap agreement by an agreed-upon interest rate. If the underlying asset declines in value over the term of the swap, the Fund would also be required to pay the dollar value of that decline to the counterparty. Total return swaps could result in losses if the underlying asset or reference does not perform as anticipated by the Adviser.

Limited Liability Companies

The Fund may purchase securities of entities such as limited partnerships, limited liability companies, business trusts and companies organized outside the United States. These securities are comparable to common or preferred stock.

Interests in Publicly Traded Limited Partnerships

The Fund may also invest in interests in publicly traded limited partnerships (limited partnership interests or units) which represent equity interests in the assets and earnings of the partnership’s trade or business.  Unlike common stock in a corporation, limited partnership interests have limited or no voting rights.  However, many of the risks of investing in common stocks are still applicable to investments in limited partnership interests.  In addition, limited partnership interests are subject to risks not present in common stock.   For example, interest income generated from limited partnerships deemed not to be ‘publicly traded’ will not be considered ‘qualifying income’ under the Internal Revenue Code of 1986, as amended  (“Internal Revenue Code”)  and may trigger adverse tax consequences.  Also, since publicly traded limited partnerships are a less common form of organizational structure than corporations, the limited partnership units may be less liquid than publicly traded common stock.  Also, because of the difference in organizational structure, the fair value of limited partnership units in the Fund’s portfolio may be based either upon the current market price of such units, or if there is no current market price, upon the pro rata value of the underlying assets of the partnership.  Limited partnership units also have the risk that the limited partnership might, under certain circumstances, be treated as a general partnership giving rise to broader liability exposure to the limited partners for activities of the partnership.  Further, the general partners of a limited partnership may be able to significantly change the business or asset structure of a limited partnership without the limited partners having any ability to disapprove any such changes.  In certain limited partnerships, limited partners may also be required to return distributions previously made in the event that excess distributions have been made by the partnership, or in the event that the general partners, or their affiliates, are entitled to indemnification.

Bank Obligations

Bank obligations include certificates of deposit, bankers’ acceptances and fixed time deposits.  A certificate of deposit is a short-term negotiable certificate issued by a commercial bank against funds deposited in the bank and is either interest-bearing or purchased on a discount basis.  A bankers’ acceptance is a short-term draft drawn on a commercial bank by a borrower, usually in connection with an international commercial transaction. The borrower is liable for payment as is the bank, which unconditionally guarantees to pay the draft at its face amount on the maturity date.  Fixed time deposits are obligations of branches of U.S. banks or foreign banks which are payable at a stated maturity date and bear a fixed rate of interest. Although fixed time deposits do not have a market, there are no contractual restrictions on the right to transfer a beneficial interest in the deposit to a third party.

Bank obligations may be general obligations of the parent bank or may be limited to the issuing branch by the terms of the specific obligations or by government regulation.  Bank obligations may be issued by domestic banks (including their branches located outside the United States), domestic and foreign branches of foreign banks and savings and loan associations.

Commercial Paper

Commercial paper is a short-term unsecured promissory note issued by a U.S. or foreign corporation in order to finance its current operations.  Generally the commercial paper or its guarantor will be rated within the top two rating categories by a NRSRO, or if not rated, is of comparable quality.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 6 of 33

Repurchase Agreements

Repurchase agreements are contracts under which the buyer of a security simultaneously commits to resell the security to the seller at an agreed-upon price and date.  Repurchase agreements are considered by the staff of the SEC to be loans by the Fund.  Repurchase agreements may be entered into with respect to securities of the type in which the Fund may invest or government securities regardless of their remaining maturities, and will require that additional securities be deposited with the Fund’s custodian or subcustodian if the value of the securities purchased should decrease below their resale price.  Repurchase agreements involve certain risks in the event of default or insolvency by the other party, including possible decline in the value of the underlying securities during the period in which the Fund seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or part of the income from the repurchase agreement.  The Fund’s Adviser reviews the creditworthiness of those banks and non-bank dealers with which the Fund enters into repurchase agreements to evaluate these risks.

Real Estate Investment Trusts

The Fund will not invest in real estate directly. The Fund may invest in securities of real estate investment trusts (“REITs”) and other real estate industry companies or companies with substantial real estate investments and, as a result, the Fund may be subject to certain risks associated with direct ownership of real estate and with the real estate industry in general. These risks include, among others: possible declines in the value of real estate; possible lack of availability of mortgage funds; extended vacancies of properties; risks related to general and local economic conditions; overbuilding; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates.

REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or hybrid REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Hybrid REITs combine the investment strategies of Equity REITs and Mortgage REITs. REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code.

Quantitative Models

The Adviser uses a quantitative approach to manage the Fund and resists overriding the quantitative models with qualitative or subjective data. However, the Adviser may override a model’s pick and substitute another stock based on certain narrow social reasons including, but not limited to, if the issuer of the stock: (i) is a target of Sudan divestiture; (ii) is principally engaged in the tobacco industry; or (iii) is substantially engaged in the production or trade of pornographic material. The number of such companies in the Adviser’s universe is currently significantly less than one half of one percent, and is thus seen by the Adviser as “de minimus”.

Temporary Defensive Position

In the event future economic or financial conditions adversely affect equity securities of the type described above, the Fund may take a temporary, defensive investment position and invest all or part of its assets in short-term money market securities. These short-term instruments include securities issued or guaranteed by the U.S. Government and agencies thereof.

Portfolio Turnover

The portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities, excluding securities whose maturities at the time of purchase were one year or less.  A Fund’s portfolio turnover will fluctuate based on particular market conditions and stock valuations.  The Fund’s turnover will likely be higher than 100% but no more than 500%, which is higher than most mutual funds.  A 500% turnover is equivalent to the sale and repurchase of all of the securities in the Fund five times during the year.  Consequently, the Fund may incur higher than average trading costs and may incur higher shareholder taxes for non-tax deferred accounts.

 INVESTMENT POLICIES AND RESTRICTIONS

The Fund has adopted the following restrictions (in addition to those indicated in its Prospectus) as fundamental policies that cannot be changed without approval of a majority of its outstanding voting securities. As defined in the 1940 Act, this means the affirmative vote of the lesser of (1) 67% or more of the shares of the Fund present at a meeting, if more than 50% of the outstanding shares are represented at the meeting in person or by proxy, or (2) more than 50% of the outstanding shares of the Fund.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 7 of 33

As indicated in the following list, the Fund may not:

1.	Purchase securities on margin, except short-term credits that may be necessary for the clearance of transactions.

2.	Make short sales of securities or maintain a short position if such sales or positions exceed 20% of the Fund’s total assets under management.

3.
Issue senior securities, except that the Fund may borrow, on a secured or unsecured basis from banks. The Fund may borrow, on a secured or unsecured basis from banks, up to 5% of its total assets for temporary or emergency purposes.

4.
Invest in options or futures in individual stocks if the aggregate initial margins and premiums required for establishing such non-hedging positions exceed 5% of net assets. In addition, the Fund may not invest in any options (unless otherwise noted in the Prospectus) but may invest in futures of stock market indices and individual stocks as described in the Prospectus. For purposes of calculating the 5% limit, options and futures on individual stocks are excluded as long as the equivalent stock position in the underlying stock meets all other investment restrictions.

5.
Buy or sell real estate, real estate limited partnership interests or other interest in real estate (although it may purchase and sell securities that are secured by real estate and securities or companies which invest or deal in real estate.)

6.
Make loans (except for purchases of publicly traded debt securities consistent with the Fund’s investment policies and pursuant to cash borrowing and lending agreements between and among the Funds whose shareholders have authorized such agreements); however, the Fund may lend its securities to others on a fully collateralized basis as permitted by the Securities and Exchange Commission.

7.	Make investments for the purpose of exercising control or management.

8.	Act as an underwriter of securities of other issuers.

9.
Invest 25% or more of its total assets (calculated at the time of purchase and taken at market value) in any one industry. For purposes of this calculation, Standard Industrial Classification (SIC) Codes are used to determine into which industry a company falls.

10.
As to 75% of the value of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities), or purchase more than 10% of all outstanding voting securities of any one issuer.

The Fund observes the following restrictions as a matter of operating but not fundamental policy, pursuant to positions taken by federal and state regulatory authorities. Non-fundamental restrictions may be changed without shareholder approval.

The Fund may not:

11.
Purchase any security if as a result the Fund would then hold more than 10% of any class of securities of an issuer (taking all common stock issues as a single class, all preferred stock issues as a single class, and all debt issues as a single class).

12.
Invest in securities of any issuer if, to the knowledge of the Fund, any of its Officers or Directors, or those of the Adviser, owns more than 1/2 of 1% of the outstanding securities of such issuer, and such Directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

13.	Purchase any warrants.

14.	Invest in oil, gas, or mineral-related programs, partnerships, or leases.

15.
Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

CLOSED FUND STATUS DEFINITIONS

The Adviser may recommend that the Fund be closed to new investments from time to time to better control asset flows and levels.

MANAGEMENT OF BRIDGEWAY FUNDS

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 8 of 33

Directors and Officers

These are the Directors and Officers of the Corporation, their business address, and principal occupations during the past five years.

Independent Directors

Name, Address 1 and Age	Position(s) Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Bridgeway Funds Overseen by Director	Other Directorships Held by Director During Past Five Years

Kirbyjon Caldwell Age 56	Director	Term: 1 Year Length: 2001 to Present.	Senior Pastor of Windsor Village United Methodist Church, since 1982.	Twelve	Continental Airlines, Inc., American Church Mortgage Company, Reliant Energy, NRG Energy Inc., Amegy Bancshares Advisory Board.

Karen S. Gerstner Age 54	Director	Term: 1 Year Length: 1994 to Present.	Principal, Karen S. Gerstner & Associates, P.C., 2004 to present.	Twelve	None

Miles Douglas Harper, III* Age 47	Director	Term: 1 Year Length: 1994 to Present.	Partner, 10/1998 to present Gainer, Donnelly, Desroches, LLP.	Twelve	Calvert Social Investment Fund (8 Portfolios) Calvert Social Index Series, Inc. (1 Portfolio) Calvert Impact Fund 2 (4 Portfolios) Calvert World Values Fund (3 Portfolios) Founders Bank, SSB

Evan Harrel Age 48	Director	Term: 1 Year Length: 2006 to Present.	Executive Director, Small Steps Nurturing Center, 8/2004 – present.	Twelve	None

*	Independent Chairman

“Interested” Directors

Name, Address 1 and Age	Positions Held with Bridgeway Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Bridgeway Funds Overseen by Director	Other Directorships Held by Director

Michael D. Mulcahy 3 Age 46	President and Director	Term: 1 year Length: 2003 to present.	President, Bridgeway Funds, 6/05 – Present. Director and Staff Member, Bridgeway Capital Management 12/2002 – Present.	Twelve	None

John N. R. Montgomery 4 Age 54	Vice President and Director	Term: 1 year Length: 1993 to present.	Vice President, Bridgeway Funds, 6/05 – Present. President, Bridgeway Funds, 11/1993 – 6/05. President, Bridgeway Capital Management 7/1993-present.	Twelve	None
Officers

Richard P. Cancelmo Jr. Age 51	Vice President	Term: 1 year Length: 2004 to present.	Vice President, Bridgeway Funds, 11/2004 – Present. Staff Member, Bridgeway Capital Management, since 2000.		None

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 9 of 33

Linda G. Giuffré Age 48	Treasurer and Chief Compliance Officer	Term: 1 year Length: 2004 to present.	Staff member, Bridgeway Capital Management, Inc., Inc. 5/04 to present. Chief Compliance Officer, Bridgeway Capital Management 12/04 to present.	None

Deborah L. Hanna Age 44	Secretary	Term: 1 year Length: 2/16/2007 to present.	Self employed, accounting and related projects for various organizations, 2001 – present.	None

1	The address of all of the Directors and Officers of Bridgeway Funds is 5615 Kirby Drive, Suite 518, Houston, Texas, 77005-2448.

2
One of the Calvert Impact Fund portfolios, the Calvert Large-Cap Growth Fund, is sub-advised by Bridgeway Capital Management, the Adviser to the Fund. Bridgeway Capital Management is also the sub-adviser for the Calvert New Vision Small Cap Fund. Mr. Harper, however, does not serve as a director for the Calvert New Vision Small Cap Fund.

3	Michael Mulcahy is a director and officer of Bridgeway Capital Management and therefore an interested person of the Fund.

4	John Montgomery is president, director and majority shareholder of Bridgeway Capital Management and therefore an interested person of the Fund.

Fund Leadership Structure

The overall management of the business and affairs of the Corporation is vested with its Board of Directors (the “Board”). The Board approves all significant agreements between the Fund and persons or companies furnishing services to it, including Agreements with its Adviser and Custodian. The day-to-day operations of the Fund are delegated to its Officers, subject to its investment objectives and policies and general supervision by the Board.

The Board is composed of four Independent Directors and two Interested Directors.  Miles Harper, an Independent Director, is Chairman of the Board.  The Board believes that having a super majority of Independent Directors is in the best interests of the Corporation.  The overall management of the business and affairs of the Corporation is vested with the Board.  Mr. Harper is the primary liaison between the Board and management and oversees the affairs of the Board.  Mr. Harper participates in setting Board meeting agenda items and leads the separate meetings of the Independent Directors held in advance of each regularly scheduled Board meeting where various matters, including those considered at such regular Board meeting are discussed.  Mr. Harper also presides over the regular formal meetings of the Board.  The Board has determined that this leadership structure provides both operational efficiencies and independent oversight to the Corporation given its specific characteristics and circumstances.

The Board has an Audit Committee, which is comprised only of Independent Directors. The Audit Committee has adopted a charter. Its members are Miles Douglas Harper, III, Independent Chairman of the Board and Chairman of the Audit Committee, Kirbyjon Caldwell, Karen S. Gerstner and Evan Harrel (all Independent Directors). The purposes of the Audit Committee are to: (i) oversee the Corporation’s accounting and financial reporting principles and policies and related controls and procedures maintained by or on behalf of the Corporation; (ii) oversee the Corporation’s financial statements and the independent audit thereof; (iii) oversee, or assist, as appropriate, in the oversight of the Corporation’s compliance with legal and regulatory requirements that relate to the Corporation’s accounting and financial reporting, internal controls over financial reporting and independent audits; (iv) evaluate the independence of the Corporation’s independent auditors and approve their selection; and (v) to report to the full Board on its activities and recommendations. The function of the Audit Committee is oversight; it is management’s responsibility to maintain appropriate systems for accounting and internal control, and the independent auditors’ responsibility to plan and carry out a proper audit. The independent auditors are ultimately accountable to the Board and the Audit Committee, as representatives of the Corporation’s shareholders. In addition, the Committee provides ongoing oversight of the Corporation’s independent auditors, including meeting with the auditors at least once each fiscal year. The Audit Committee met four times in fiscal year 2009.

The Board also has a Nominating and Corporate Governance Committee and such committee has adopted a charter. Its members are Miles Douglas Harper, III, Independent Chairman of the Board, Kirbyjon Caldwell, Karen S. Gerstner, who is the Chairperson of the Nominating and Corporate Governance Committee, and Evan Harrel (all Independent Directors.) The Committee’s responsibilities include, but are not limited to: (1) evaluating, from time to time, the appropriate size of the Board, and recommending any increase or decrease in the size of the Board; (2) recommending any changes in the composition of the Board so as to best reflect the objectives of the 1940 Act, the Corporation and the Board; (3) establishing processes for developing candidates for Independent Board members and for conducting searches with respect thereto; (4) coordinating the Board’s annual self-assessment; and (5) recommending and selecting to the Independent Board members (a) a slate of Independent Board members to be elected at shareholder meetings, or (b) nominees to fill Independent Board member vacancies on the Board, where and when appropriate. The Nominating and Corporate Governance Committee met one time in fiscal year 2009.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 10 of 33

Board Oversight of Corporation Risk

The Board has not established a standing risk committee. Rather, the Board requires the Adviser to report to the full Board, on a regular and as-needed basis, on actual and potential risks to each Fund and the Corporation as a whole.  For instance, the Adviser reports to the Board on the various elements of risk, including investment risk, credit risk, liquidity risk and operational risk, as well as overall business risks relating to the Funds. In addition, the Board has appointed a Chief Compliance Officer (“CCO”) who reports directly to the Board’s Independent Directors, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning compliance matters.  The CCO also communicates particularly significant compliance-related issues to the Board in between Board meetings.  The CCO oversees the development and implementation of compliance policies and procedures that are reasonably designed to prevent violations of the federal securities laws (“Compliance Policies”). The Board has approved the Compliance Policies, which seek to reduce risks relating to the possibility of non-compliance with the federal securities laws.  The CCO also regularly discusses the relevant risk issues affecting the Corporation and its Funds during private meetings with the Independent Directors,  including concerning the Adviser, as applicable.

Experience of Directors

Described below for each Director are specific experiences, qualifications, attributes, or skills that support a conclusion that he or she should serve as a Director of the Corporation as of the date of this SAI and in light of the Corporation’s business and structure.  The role of an effective Director inherently requires certain personal qualities, such as integrity, as well as the ability to comprehend, discuss and critically analyze materials and issues that are presented so that the Director may exercise judgment and reach conclusions in fulfilling his or her duties and fiduciary obligations.  It is believed that the specific background of each Director evidences those abilities and is appropriate to his or her serving on the Board.  Further information about each Director is set forth in the table above describing the business activities of each Director during the past five years.

Mr. Harper has been a Director of the Corporation and served as Chairman of the Board since 1994.  He has also served as Chair of the Audit Committee of the Board since the Committee’s inception.  In addition, Mr. Harper is a partner and CPA in the firm of Gainer, Donnelly & Desroches and has been, and currently serves as, an independent director of several funds in the Calvert Family of Mutual Funds.  Those positions have provided Mr. Harper with a strong background in the areas of accounting, finance, control systems and the operations of a mutual fund complex.

Ms. Gerstner has been a Director of the Corporation since 1994.  She has also served as Chair of the Nominating and Corporate Governance Committee of the Board since the Committee’s inception.  Ms. Gerstner is a principal and founder of Karen S. Gerstner & Associates, P.C., a law firm specializing in estate planning and probate.  Her service on the Board since 1994 and years as a practicing attorney have provided Ms. Gerstner with knowledge of the operations and business of the Corporation and its Funds and have called upon her to exercise leadership and analytical skills.

Mr. Caldwell has been a Director of the Corporation since 2001.  He has been the Senior Pastor of Windsor Village United Methodist Church since 1982 and has previously served and continues to serve as a member of various public company boards.  His service on the Board since 2001 and years of service on other boards as well as his other professional experiences have provided Mr. Caldwell with considerable background in business, board operations, ministry and community development as well as knowledge of the operations and business of the Corporation and its Funds.

Mr. Harrel has been a Director of the Corporation since 2006.  Since 2004, Mr. Harrel has been Executive Director of Small Steps Nurturing Center, a non-profit organization.  Prior to that, Mr. Harrel was a Senior Portfolio Manager at AIM Management, an investment adviser to many mutual funds.  His experience as a Board member has provided him with knowledge of the operations and business of the Corporation and its Funds.  Moreover, his experience as a portfolio manager has provided him with extensive experience in investments, portfolio management, investment risks and the operations of an investment adviser.

Mr. Montgomery has been a Director since the Corporation’s inception in 1993.  He is the President of the Adviser, which he founded in 1993.  Mr. Montgomery is the investment management team leader for all of the Funds except for the Balanced Fund.  His experience as a Board member has provided him with knowledge of the operations and business of the Corporation and its Funds.  Moreover, his experience as a portfolio manager has provided him with extensive experience in investments, portfolio management, investment risks and the operations of an investment adviser.

Mr. Mulcahy has been a Director of the Corporation since 2003 and has also served as President of the Corporation since 2005.  Currently, his primary responsibilities are overall business strategy, business development/sales and administrative/operations of the Adviser.  Prior to his employment with the Adviser, Mr. Mulcahy was a Vice President at Hewlett-Packard and prior to that he was a consultant with McKinsey & Company, a global management consulting firm.  His experience as a Board member has provided him with knowledge of the operations and business of the Corporation and its Funds.  Moreover, his previous and current experience have provided him with considerable background in business, board operations, business development, strategy and the operations of an investment adviser.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 11 of 33

Ownership of Fund Shares by Directors

The Fund did not commence operations until the date of this SAI.  Therefore, none of the Directors currently has any investment in the Fund.  However, the Directors do own shares of other Bridgeway Funds as listed in the table below.

Ownership of Shares of Bridgeway Funds as of December 31, 2009

Name of Director	Dollar Range of Equity Securities in Bridgeway Funds as of 12/31/2009	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Family of Investment Companies as of 12/31/2009
Kirbyjon Caldwell		Over $100,000
Aggressive Investors 1	Over $100,000
Aggressive Investors 2	$50,001-$100,000
Ultra-Small Company	$50,001 - $100,000
Micro-Cap Limited	$10,001 - $50,000
Balanced	$10,001 - $50,000
Karen Gerstner		Over $100,000
Aggressive Investors 1	Over $100,000
Ultra-Small Company	Over $100,000
Small-Cap Growth	$1 - $10,000
Small-Cap Value	$10,001 - $50,000
Large-Cap Growth	$10,001 - $50,000
Large Cap Value	$10,001 - $50,000
Blue Chip 35 Index	Over $100,000
Balanced Fund	Over $100,000
Miles Douglas Harper, III*		Over $100,000
Ultra-Small Company Fund	Over $100,000
Balanced Fund	$10,001 - $50,000
Evan Harrel		Over $100,000
Aggressive Investors 2	Over $100,000
Balanced Fund	$10,001-$50,000
John N.R. Montgomery		Over $100,000
Aggressive Investors 1	Over $100,000
Aggressive Investors 2	Over $100,000
Ultra-Small Company	Over $100,000
Ultra-Small Company Market	$10,001 - $50,000
Micro-Cap Limited	Over $100,000
Small-Cap Growth	$10,001 - $50,000
Small-Cap Value	$10,001 - $50,000
Large-Cap Growth	$10,001 - $50,000
Large Cap Value	$10,001 - $50,000
Blue Chip 35 Index	$10,001 - $50,000
Balanced Fund	$50,001-$100,000
Michael D. Mulcahy		Over $100,000
Aggressive Investors 1	Over $100,000
Aggressive Investors 2	Over $100,000
Ultra-Small Company	Over $100,000
Ultra-Small Company Market	$10,001 - $50,000
Micro-Cap Limited	$50,001-$100,000
Small-Cap Growth	$1 - $10,000
Small-Cap Value	$1 - $10,000
Large-Cap Growth	$10,001 - $50,000
Large Cap Value	$10,001 - $50,000
Blue Chip 35 Index	$10,001 - $50,000
Balanced Fund	Over $100,000

*	Independent Chairman

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 12 of 33

Compensation

The Corporation pays an annual retainer of $14,000 and fees of $6,000 per Board meeting, Committee meeting or combination meeting, to each Independent Director. Such Directors are reimbursed for any expenses incurred in attending meetings and conferences and expenses for subscriptions or printed materials. Compensation for the fiscal year ended June 30, 2009, was as follows:

Name of Director	Aggregate Compensation from Bridgeway Funds 1	Pension or Retirement Benefits Accrued as Part of Bridgeway Funds Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Fund Complex Paid to Directors
Kirbyjon Caldwell	$32,000	$0	$0	$32,000
Karen Gerstner *	$39,000	$0	$0	$39,000
Miles Douglas Harper, III **	$40,500	$0	$0	$40,500
Evan Harrell	$38,000	$0	$0	$38,000
John N.R. Montgomery	$0	$0	$0	$0
Michael D. Mulcahy	$0	$0	$0	$0

1	The Independent Directors received this compensation in the form of shares of Bridgeway Funds, credited to his or her account.

*	The Chairperson of the Nominating and Corporate Governance Committee receives an additional $1,000 annual retainer fee.

**	Independent Chairman receives an additional $2,500 annual retainer fee.

Code of Ethics

Pursuant to Rule 17j-1 of the 1940 Act and Rule 204A-1 of the Investment Advisers Act of 1940, the Adviser has adopted a Code of Ethics that applies to the personal trading activities of its staff members. The Corporation also adopted the same Code of Ethics pursuant to Rule 17j-1 of the 1940 Act. The Code of Ethics establishes standards for personal securities transactions by staff members covered under the Code of Ethics. The Code of Ethics seeks to ensure that securities transactions by staff members are consistent with the Adviser’s fiduciary duty to its clients and to ensure compliance with legal requirements and the Adviser’s standards of business conduct. Under the Code of Ethics, staff members have a duty at all times to place the interests of shareholders above their own, and never to take inappropriate advantage of their position. To help prevent conflicts of interest, all staff members must comply with the Code of Ethics, which imposes restrictions on the purchase or sale of securities for their own accounts and the accounts of certain affiliated persons. Among other things, the Code of Ethics requires pre-clearance (in certain circumstances) and monthly reporting of all personal securities transactions, except for certain exempt transactions and exempt securities. In addition, the Adviser has adopted policies and procedures concerning the misuse of material non-public information that are designed to prevent insider trading by any staff member.

Copies of the Code of Ethics are on file with and publicly available from the SEC.

In addition to the stringent Code of Ethics described above, the Adviser has a unique Mission Statement that sets it apart from others in the industry. It states:

Our mission is to:

•	support charitable services,

•	nurture educational causes,

•	improve the quality of community life, and

•	oppose and alleviate the effects of genocide and oppression.
          Our role in this effort is primarily, but not exclusively, a financial one. As stewards of others’ money, we strive to:

•	uphold the highest standards of integrity,

•	maintain a long-term risk-adjusted investment performance record in the top 5% of investment advisers,*

•	achieve a superior (efficient) cost structure, and

•	provide friendly, quality service.

Our greatest resource is people. Recognizing this, we strive to:

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 13 of 33

•	create a positive, fun, and challenging atmosphere,

•	provide fair compensation with performance,

•	give regular peer feedback,

•	invest generously in hiring and training, and

•	value the family.

*	Past performance does not guarantee future returns. However, the Adviser and Bridgeway Funds have committed to clearly communicating performance vs. industry benchmarks in each report to shareholders.

The Adviser is also committed to donating up to 50% of its own Investment Advisory Fee profits to charitable and non-profit organizations. To maximize this objective, the Adviser seeks a superior cost structure. The quantitative investment methods used do not require a large research staff. Staff members are paid commensurate with performance and market salary scales, but subject to the following cap: the total compensation of the highest-paid employee cannot be more than seven times that of the lowest-paid employee. The Adviser believes these policies should also contribute to lowering the Fund’s expense ratios as assets grow.

 PROXY VOTING POLICIES

The Board has approved the delegation of the authority to vote proxies relating to the securities held in the portfolios of the Fund to the Adviser after the Board reviewed and considered the proxy voting policies and procedures used by the Adviser. Please refer to Appendix A of this SAI for the Adviser’s Proxy Voting Policy.

The Corporation’s proxy voting record for the most recent 12-month period ended June 30, is available without charge, upon request, by calling 800-661-3550, and is also available on the SEC website at www.sec.gov.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Board has adopted, on behalf of the Corporation, a policy relating to the disclosure of portfolio holdings information. The policy relating to the disclosure of the Fund’s portfolio securities is designed to protect shareholder interests and allow disclosure of portfolio holdings information where necessary to the Fund’s operation without compromising the integrity or performance of the Fund. It is the policy of the Corporation that disclosure of the Fund’s portfolio holdings to a select person or persons prior to the release of such holdings to the public (“selective disclosure”) is prohibited, unless there are legitimate business purposes for selective disclosure and the recipient is obligated to keep the information confidential and not to trade on the information provided.

The Fund discloses portfolio holdings information as required in its regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal and state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. As required by the federal securities laws, including the 1940 Act, the Fund will disclose its portfolio holdings in its applicable regulatory filings, including shareholder reports on Form N-CSR and filings of Form N-Q or such other filings, reports or disclosure documents as the applicable regulatory authorities may require.

The Fund currently makes its portfolio holdings publicly available on its website, http://www.bridgeway.com, or on the SEC’s website, http://www.sec.gov, as disclosed in the following table:

Information Posting	Frequency of Disclosure	Date of Disclosure
Complete Portfolio Holdings	Quarterly	43 calendar days following the completion of each calendar quarter*

Top 10 Portfolio Holdings	Quarterly	7 calendar days after the end of each calendar quarter*

*	Unless this day falls on a weekend or market holiday, in which case it will be the following business day.

If the Fund’s portfolio holdings information is made available on its website, the scope of such information may change from time to time without notice. The Fund’s Adviser or its affiliates may include the Fund’s portfolio information that has already been made public through a Web posting or SEC filing in marketing literature and other communications to shareholders, advisors or other parties, provided that, in the case of information made public through the Web, the information is disclosed no earlier than the day after the date of posting to the website.

The Fund may distribute or authorize the distribution of information about the Fund’s portfolio holdings that is not publicly available for legitimate business purposes, provided that such disclosure is approved by the Chief Compliance Officer, to its third party service providers, which include PFPC Trust Company, the custodian; PNC Global Investment Servicing (U.S.) Inc., the administrator, accounting agent and transfer agent; ________, the Funds’ independent registered public accounting firm; Stradley Ronon Stevens & Young, LLP, legal counsel; and the Funds’ financial printer. The Funds currently have ongoing arrangements to disclose portfolio holdings information to Standard & Poor’s Inc., Thompson Financial Corp., Bloomberg L.P., The McGraw-Hill Companies, Inc., Merrill Corporation, Russell Investment Group, Morningstar, Inc., RiskMetrics, A.S.A.P. Adviser Services, Headstrong Services, LLC and Lipper, Inc. These service providers are required to keep such information confidential, and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds. Such holdings are released on conditions of confidentiality, which include appropriate trading prohibitions. “Conditions of confidentiality” include confidentiality terms included in written agreements, implied by the nature of the relationship (e.g., attorney-client relationship), or required by fiduciary or regulatory principles (e.g., custody services provided by financial institutions).”

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 14 of 33

The Fund may provide information regarding the Fund’s portfolio holdings to shareholders, firms and institutions before their public disclosure is required or authorized as discussed above, provided that: (i) the Chief Compliance Officer of the Fund determines that the Fund has a legitimate business purpose for disclosing the non-public portfolio holdings information to the recipient; and (ii) the recipient signs a written confidentiality agreement that provides that the non-public portfolio holdings information will be kept confidential, will not be used for trading purposes and will not be disseminated or used for any purpose other than the purpose for which it was approved. Persons and entities unwilling to execute a confidentiality agreement that is acceptable to the Fund may only receive portfolio holdings information that has otherwise been publicly disclosed. The Fund is not compensated for disclosure of portfolio holdings. Non-public portfolio holdings of the Fund’s entire portfolio will not be disclosed to members of the media under any circumstance (although individual holdings may be disclosed to the general public through the media).

Exceptions to, or waivers of, the Fund’s policy on portfolio disclosures may only be made by the Fund’s Chief Compliance Officer and must be disclosed to the Board at its next regularly scheduled quarterly meeting. Bridgeway Funds Disclosure Controls Committee is responsible for reviewing any potential conflict of interest between the interests of the Fund’s shareholders and a third-party with respect to the disclosure of non-public portfolio holdings information prior to its dissemination.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF BRIDGEWAY FUNDS SECURITIES

When issued, Fund shares are fully transferable and redeemable at the option of the Fund in certain circumstances as described in its Prospectus under “How to Redeem Shares.” All of the Fund’s shares are equal as to earnings, assets, and voting privileges. There is no conversion, pre-emptive or other subscription rights. Under the Corporation’s Articles of Incorporation, the Board may authorize the creation of additional series of common stock, with such preferences, privileges, limitations and voting and dividend rights as the Board may determine. Each share of each series of the Corporation’s outstanding shares is entitled to share equally in dividends and other distributions and in the net assets belonging to that series of the Corporation on liquidation. Accordingly, in the event of liquidation, each share of common stock is entitled to its portion of all of the Corporation’s assets after all debts and expenses have been paid. Shares of the various series of the Corporation do not have cumulative voting rights for the election of Directors.

In matters requiring shareholder approval, each Bridgeway Fund shareholder is entitled to one vote for each share registered in his/her name, and fractional shares entitle the holders to a corresponding fractional vote.

Shareholders of record owning more than 5% of the outstanding shares of the Fund will be shown in the future in this section of the SAI, including the total percentage ownership of all Officers and Directors in the Fund.

INVESTMENT ADVISORY AND OTHER SERVICES

Bridgeway Capital Management is a Texas corporation organized in July 1993 to act as investment adviser to all of the Bridgeway Funds and is controlled by John N. R. Montgomery and his family. John is also the Vice President of the Corporation and a portfolio manager on eleven of the twelve series which comprise the Corporation. From 1985 to 1992 John gained extensive experience managing his own investment portfolio utilizing the techniques he now uses in managing each Bridgeway Fund. Prior to 1985, John served as a research engineer/project manager at the Massachusetts Institute of Technology, and served as an executive with transportation agencies in North Carolina and Texas. He has graduate degrees from both the Massachusetts Institute of Technology and Harvard Graduate School of Business Administration.

Appendix B contains the following information regarding the portfolio managers and investment team members identified in the Fund’s Prospectus: (1) the dollar range of each person’s investments in the Fund; (2) a description of the person’s compensation structure; and (3) information regarding other accounts managed by such persons and potential conflicts of interest that might arise from the management of multiple accounts.

Subject to the supervision of the Board, investment advisory, management, and certain administration services are provided by Bridgeway Capital Management to the Fund pursuant to a Management Agreement approved by the Board on February 12, 2010.

The Management Agreement is terminable by vote of the Board or by the holders of a majority of the outstanding voting securities of the Fund at any time without penalty, on 60 days’ written notice to the Adviser. The Adviser also may terminate the agreement on 90 days’ written notice to the Fund. The Management Agreement terminates automatically upon assignment (as defined in the 1940 Act).

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 15 of 33

Under the Management Agreement, the Adviser provides a continuous investment program for the Fund by placing orders to buy, sell, or hold particular securities. The Adviser also supervises all matters relating to the operation of the Fund, such as corporate officers, operations, office space, equipment, and services. For services provided under the Management Agreement, the Adviser receives an advisory fee.  The Advisory Fee is payable monthly at an annual rate of 0.55% of the value of the Fund’s average daily net assets.

By Agreement, the Adviser will reimburse expenses, if necessary, to ensure expense ratios do not exceed the fiscal year ratio of 0.90%.  The Adviser will waive fees and/or pay Fund expenses, if necessary, to ensure the Fund’s expense ratio does not exceed the maximum operating expense limitation for the fiscal year. The Corporation, on behalf of the Fund, agrees to repay the Adviser any waived fees or expenses assumed for the Fund in later periods; provided, however, that the repayment shall be payable only to the extent that it (1) can be made during the three years following the time at which the Adviser waived fees or assumed expenses for the Fund under this agreement, and (2) can be repaid without causing the total annual fund operating expenses of the Fund to exceed any applicable expense limitation that was in place for the Fund at the time of the waiver/assumption of expenses.

The Fund had not commenced operations until the date of this SAI, and thus has not yet paid any investment advisory fees to the Adviser.

 SERVICE AGREEMENTS

Administrative Services Agreement

The Adviser has entered into an Administrative Services Agreement with the Corporation pursuant to which the Adviser provides various administrative services to the Corporation including, but not limited to: (i) supervising and managing various aspects of the Corporation’s business and affairs; (ii) selecting, overseeing and/or coordinating activities with other service providers; (iii) providing reports to the Board as requested from time to time; (iv) assisting and/or reviewing amendments and updates to the Corporation’s registration statement and other filings with the SEC; (v) providing certain shareholder services; (vi) providing administrative support in connection with meetings of the Board; and (vii) providing certain recordkeeping services. For its services to the Corporation, the Adviser is paid an aggregate annual fee of $535,000 (the “Fee”).   The Fee is payable in equal monthly installments and is charged to each series of the Corporation on a pro rata basis based on the average daily net assets of each series. The Fund did not commence operations until the date of this SAI, and thus has not paid any fees related to this agreement.  The Administrative Services Agreement provides that it will continue in effect until terminated by either the Corporation or the Adviser on 60 days’ written notice.

In the absence of willful misfeasance, bad faith, negligence or reckless disregard of its duties under the Administrative Services Agreement on the part of the Adviser, the Adviser is not subject to liability to the Corporation, any specific series of the Corporation or to any shareholder for any act or omission in the course of, or connected with, rendering services under the Administrative Services Agreement.

Other Service Providers

Fund Administration, Transfer Agency and Fund Accounting Services. Effective February 20, 2010, Bridgeway Funds entered into an Administration and Accounting Services Agreement with PNC Global Investment Servicing (U.S.) Inc. (“PNC-GIS”), 760 Moore Road, King of Prussia, Pennsylvania 19406, whereby PNC-GIS provides various administrative and accounting services to the Funds, including, but not limited to, daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board. In addition, PNC-GIS acts as transfer agent for the Funds. For fund accounting and administration services, Bridgeway Funds pays to PNC-GIS administration fees with respect to each Fund, computed daily and paid monthly, at annual rates some of which are based on fixed rates per Fund and some of which are based on the average daily net assets of each Fund. In addition, PNC-GIS receives fees for providing transfer agency services to the Funds.

For the period January 27, 2007 to March 1, 2010, Citi Fund Services Ohio, Inc. (“Citi”) provided administrative and accounting services to the Funds for which Bridgeway Funds paid to Citi a fee of $3,281.25 per month per Fund, with surcharges of: (i) $250 per month per additional Class above one in each Fund; (ii) $500 per month for international Funds; and (iii) $750 per month for fair valuation services.

Custodian. PFPC Trust Company, 8800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153, which will be renamed PNC Trust Company effective June 7, 2010, is custodian of all securities and cash of the Fund. Under the terms of the Custody Agreement, PNC Global Investment Services maintains the portfolio securities of the Fund, administers the purchases and sales of portfolio securities, collects interest and dividends and other distributions made on securities held by the Fund and performs other ministerial duties. These services do not include any supervisory function over management or provide any protection against any depreciation of assets.

Independent Registered Public Accounting Firm. The Corporation’s independent registered public accounting firm is responsible for auditing the financial statements of the Fund. The Board has selected _____________, 1835 Market Street, 26th Floor Philadelphia, Pennsylvania 19102, as the independent registered public accounting firm to audit the Fund’s financial statements.

Legal Counsel. Stradley Ronon Stevens & Young, LLP, 2600 One Commerce Square, Philadelphia, Pennsylvania 19103 acts as legal counsel to the Corporation, the Fund and Adviser.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 16 of 33

DISTRIBUTION OF FUND SHARES

Shares of the Fund are distributed primarily through mutual fund marketplaces. You may also purchase shares directly from the Fund. The Corporation has entered into a Distribution Agreement with Foreside Fund Services, LLC (the “Distributor”), dated as of March 31, 2009.  Under its agreement with the Fund, the Distributor acts as the agent of the Fund in connection with the offering of shares of the Fund. The Distributor continually distributes shares of the Fund on a best efforts basis. The Distributor has no obligation to sell any specific quantity of Fund shares. The Distributor may enter into agreements with selected broker-dealers, banks or other financial institutions for the distribution of shares of the Fund. The Distributor receives no compensation for its distribution services. Shares are sold with no sales commission; accordingly, the Distributor receives no sales commissions.

The Fund also has authorized one or more brokers to receive purchase and redemption orders on its behalf. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund. The Fund will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee, receives the order. Orders placed by customers of such brokers, or such broker’s authorized designee, will be priced at the Fund’s net asset value next computed after they are received by the customer’s authorized broker, or such broker’s authorized designee, and accepted by the Fund. The Adviser, at its expense, pays the Distributor a fee for certain distribution-related services, which may include employees of the Adviser serving as registered representatives of the Distributor to facilitate distribution of Fund shares.

Rule 12b-1 Plan

On October 15, 1996, the Corporation’s shareholders approved a 12b-1 Plan that permitted the Adviser to pay up to 0.25% of each series’ average daily assets for sales and distribution of shares of each of the series comprising Bridgeway Funds, Inc. In this plan, the Adviser agreed to pay directly all distribution costs associated with Class N shares, which is currently the only class of shares outstanding. This plan has been re-approved each year by the Independent Directors.

The Adviser pays all 12b-1 fees up to 0.25% on all Class N shares. Shareholders of Class N shares therefore pay no 12b-1 fees.

On October 1, 2003, the Corporation’s shareholders approved modification of the 12b-1 plan to permit selected Funds to add additional classes of Fund shares with a maximum 0.25% 12b-1 fee. This fee is payable by shareholders who purchase Fund shares through distribution channels that charge distribution and account servicing fees versus “no or low cost” alternatives. Currently, there are no classes of Fund Shares subject to this 12b-1 fee.

The 12b-1 Plan was approved with respect to the Fund by the Board on February 12, 2010, and by its sole initial shareholder prior to launch of the Fund.

Currently, none of the Bridgeway Funds has a class of shares subject to a 12b-1 fee.

12b-1 Fees

If there were any 12b-1 fees paid, they would pay for the following:

For reimbursement and/or to compensate brokers, dealers, and other financial intermediaries, such as banks and other institutions, for administrative and accounting services rendered to support this Plan for the accounts of Fund shareholders who purchase and redeem their shares through such banks or other institutions.

FUND TRANSACTIONS AND BROKERAGE

The Adviser determines which securities are bought and sold, the total amount of securities to be bought or sold, the broker or dealer (‘broker”) through which the securities are to be bought or sold, and the commission rates, if any, at which transactions are effected for the Fund. Subject to the investment objectives established for the Fund, the Adviser selects brokers on the basis of price and execution, consistent with its duty to seek “best execution.” In selecting a broker for a particular transaction, the Adviser considers the fees and expenses to be charged by the broker and the efficiency of the broker. Where multiple competing markets (or exchanges) exist for listed stocks, the Adviser makes sure that the security is executed on the best market (or exchange, or by the best market maker). In seeking best execution, the Adviser considers all factors it deems relevant, including, but not limited to: (1) quality of overall execution services provided by the broker; (2) promptness of execution; (3) promptness and accuracy of oral, hard copy or electronic reports of execution; (4) ease of use of the broker’s order entry system; (5) the market where the security trades; (6) any expertise the broker may have in executing trades for the particular type of security; (7) commission and other fees charged by the broker; (8) reliability of the broker; (9) size of the order; (10) whether the broker can maintain and commit adequate capital when necessary to complete trades; and (11) whether the broker can respond during volatile market periods.

The Adviser does not consider a broker’s sales of shares of the Fund when determining whether to select such broker to execute portfolio transactions for the Fund. The Adviser does not receive any compensation from brokers. The Adviser’s present policy is to (1) conduct essentially all of its own financial research and (2) not to participate in any soft dollar commission arrangements.

The Fund did not commence operations until the date of this SAI, and thus there were no brokerage commissions paid by the Fund.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 17 of 33

SECURITY SELECTION PROCESS

The equity securities in which the Fund invests consist of common stock, although it reserves the right to purchase securities having characteristics of common stocks, such as convertible preferred stocks, convertible debt securities, or warrants, if such securities are deemed to be undervalued significantly and their purchase is appropriate in furtherance of the Fund’s objective as determined by the Adviser.

It is expected that short-term money market securities would normally represent less than 10% of the Fund’s total assets. However, in the event future economic or financial conditions adversely affect equity securities of the type described above, the Fund may take a temporary, defensive investment position and invest all or part of its assets in such short-term money market securities. These short-term instruments include securities issued or guaranteed by the U.S. Government and agencies thereof.

ALLOCATION OF INVESTMENT DECISIONS AND TRADES TO CLIENTS

In addition to serving as the investment adviser for the Fund, Bridgeway Capital Management serves as investment adviser for other clients such as individuals, companies, trusts, foundations and other mutual funds. In order to ensure that each of its advisory clients (including the Fund) are treated fairly with regard to the allocation of investment opportunities, purchase or sale prices for securities bought or sold and transaction costs, the Adviser follows procedures set forth in its Investment and Trade Allocation Policy (“Allocation Policy”). If limited liquidity or availability of a security precludes all relevant client accounts from receiving a desired allocation of shares, shares are fairly allocated to client accounts according to the Allocation Policy. Nevertheless, client accounts (including the Fund) will sometimes receive differing proportions of a stock due to differences such as available cash levels, cash flow needs, tax status, current portfolio composition or investment strategy.

All non-fund investment advisory client accounts managed by the Adviser in an investment strategy similar to the Fund receive the same priority as the Fund. For purposes of investment allocations, clients of a given investment strategy are treated with the same priority as the Fund of that strategy.

The Adviser’s Allocation Policy is intended to ensure that trades are allocated fairly and equitably among client accounts over time. Specifically, in order to provide for the fair treatment of all clients, while recognizing the need for flexibility, the Adviser will strive to allocate trades among clients in a fair, equitable, and efficient manner over time taking into consideration the characteristics and needs of the client accounts, account investment strategy and existing market conditions. The Adviser considers specific factors, especially and including (i) each client’s investment objectives; (ii) proprietary investment model(s) results; (iii) the degree to which the account is actively or passively managed; (iv) current account holdings; (v) each client’s available cash and/or cash needs; (vi) the client’s borrowing ability; and (vii) the client’s tax situation.

The Adviser may deviate from its standard trade allocation methodologies if, in the opinion of the Adviser, the methodology would result in unfair or inequitable treatment to some or all of its clients over time, or in response to specific overriding instructions from the client (provided the deviation is not harmful to other clients).

NET ASSET VALUE

The net asset value (“NAV”) of the Fund will fluctuate and is determined as of the close of trading on the New York Stock Exchange (“NYSE”, currently 4:00 p.m. Eastern time) each business day that the Exchange is open for business. If the NYSE begins an after-hours trading session, the Board will set closing price procedures. The Exchange annually announces the days on which it will not be open for trading. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. However, the Exchange may close on days not included in that announcement.

The NAV per share of the Fund is computed by dividing the value of the securities held by the Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of the Fund’s shares outstanding at such time.

The Fund’s securities, including options, that are traded on a national securities exchange or the National Association of Securities Dealers Automated Quotation System (NASDAQ) are valued at their last sale on the principal exchange on which they are traded prior to the close of the NYSE or, in the absence of recorded sales, at their current bid price (long position) or ask price (short positions.) Non-convertible bonds, debentures, and other long-term debt securities are valued at prices obtained for the day of valuation from a bond pricing service of a major dealer in bonds. Short-term investments (i.e., T-Bills) are valued each day based on the straight-line amortization of the difference between settlement day price and par value until maturity. In the event that a non-NYSE exchange extends the hours of its regular trading session, securities primarily traded on that exchange will be priced as of the close of the extended session. If a security price from two pricing sources is different (within a degree of materiality), the Adviser will obtain a price from a third independent source. When the price from two pricing sources is the same (within a degree of materiality), this will be prima facie evidence that the price is correct as of the close of the NYSE, even if a third or fourth source is different or if better information becomes available later. The administrator will not re-price the Fund based on a later security closing price that may be reported, for example, in the next day’s newspaper or by notification by the Exchange.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 18 of 33

In determining NAV, the Fund’s assets are valued primarily on the basis of market quotations as described above. However, the Board has adopted procedures for making “fair value” determinations if market quotations are not readily available. Specifically, if a market value is not available for a security, the security will be valued at fair value as determined in good faith or under the direction of the Board. Fair value pricing generally is used most often for pricing a fund’s foreign securities holdings that are traded on foreign securities exchanges. Nonetheless, if there is a trading halt on a security or some other circumstance, the Adviser’s staff will use its best efforts to research the reasons for there being no closing price. The Adviser will contact at least one Board member with pricing proposals as soon as possible if the value of the security is more than 1.5% of the Fund’s net asset value based on the most recent full day the security traded. Below this amount, a “fair value” price will be determined by a pricing team comprised of at least two members of the Adviser’s investment management and trading staff. In the absence of further news, other information or resumption of trading, this price will be used until the next Board meeting. If there are multiple trading halts in the Fund, at least one Board member will be contacted for fair value pricing if the total of all trading halts is more than 1.5% of net assets based on the most recent full day each individual security traded. If the value of the security based on the most recent full day the security traded is less than or equal to 1.5% of the total net asset value of the Fund and the market value of the holding based on the previous days’ closing price is less than $0.01 times the previous days Fund shares outstanding, any two members or back-up members of the pricing team may price the security. The valuation assigned to a fair valued security for purposes of calculating the Fund’s NAV may differ from the security’s most recent closing market price and from the prices used by other mutual funds to calculate their NAVs.

REDEMPTION IN KIND

The Fund has elected to be governed by Rule 18f-1 under the 1940 Act pursuant to which the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund during any 90 day period for any one shareholder. Should redemption requests by any shareholders exceed such amounts, the  Fund shall have the option of redeeming the excess in cash or in kind, whereby a shareholder will receive securities, saving transaction costs relative to buying the securities on the open market. Redemption requests may be paid in kind if payment of such requests in cash would be detrimental to the interests of the remaining shareholders of the Fund. By redeeming in kind, the Fund will save the transaction costs associated with selling quickly, improve cash flow and potential interest and may improve tax efficiency.  In addition, shareholders may request to redeem securities in kind for redemption requests above or below $250,000 or 1% of net assets of the Fund during any 90 day period. Such redemption in kind requests are subject to approval by the Fund’s Treasurer or her designee.  If the redemption in kind is denied, the redemption will be made in cash.  Any redemption in kind will be effected at approximately the shareholder’s proportionate share of the Fund’s current net assets, so the redemption will not result in the dilution of the interests of the remaining shareholders. Any shareholder request for a redemption in kind, including a denial of a request, will be reported to the Board, usually at the same meeting in which quarterly transactions are reviewed. Share redemptions which are requested and made “in kind” will have the 2% redemption fee waived; typically, these would be for larger redemptions of at least $100,000.

TAXATION

Qualification as a Regulated Investment Company

The Fund has elected and qualified, or intends to elect and qualify, to be treated as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (“Code”) and intends to so qualify during the current fiscal year. As a regulated investment company, the Fund generally is not subject to entity level federal income tax on the income and gains it distributes to you. The Board reserves the right not to distribute the Fund’s net long-term capital gain or not to maintain the qualification of the Fund as a regulated investment company if it determines such a course of action to be beneficial to shareholders. If net long-term capital gain is retained, the Fund would be taxed on the gain at the highest corporate tax rate, and shareholders would be notified that they are entitled to a credit or refund for the tax paid by the Fund. If the Fund fails to qualify as a regulated investment company, the Fund would be subject to federal and state corporate taxes on its taxable income and gains, and distributions to you will be treated as taxable dividend income to the extent of the Fund’s earnings and profits. Such distributions generally would be eligible for the dividends received deduction in the case of corporate shareholders and would be taxable as qualified dividend income in the case of individuals and other non-corporate shareholders. See “Fund Distributions” below.

In order to qualify as a regulated investment company for federal income tax purposes, the Fund must meet certain asset diversification, income and distribution specific requirements, including:

(i) The Fund must maintain a diversified portfolio of securities, wherein no security, including the securities of a qualified publicly traded partnership (other than U.S. government securities and securities of other regulated investment companies) can exceed 25% of the Fund’s total assets, and, with respect to 50% of the Fund’s total assets, no investment (other than cash and cash items, U.S. government securities and securities of other regulated investment companies) can exceed 5% of the Fund’s total assets or 10% of the outstanding voting securities of the issuer (“Asset Diversification Requirement”);

(ii) The Fund must derive at least 90% of its gross income from dividends, interest, payments with respect to securities loans, gains from the sale or disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities, or currencies, and net income derived from an interest in a qualified publicly traded partnership (“Income Requirement”); and

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 19 of 33

(iii) The Fund must distribute to its shareholders at least 90% of its investment company taxable income and net tax-exempt income for each of its fiscal years (“Distribution Requirement”).

The Fund may use “equalization accounting” in determining the portion of its net investment income and capital gain net income that has been distributed. Should the Fund elect to use equalization accounting, the Fund will allocate a portion of its realized investment income and capital gains to redemptions of Fund shares and will reduce the amount of such income and gains that it distributes in cash. While the Fund presently intends to make cash distributions (including distributions reinvested in Fund shares) for each taxable year in an aggregate amount at least sufficient to satisfy the Distribution Requirement, the Fund reserves the right to use equalization accounting (in lieu of making cash dividends) to both eliminate federal income and excise tax as well as to satisfy the Distribution Requirement. The Internal Revenue Service has not published any guidance concerning the methods to be used in allocating investment income and capital gains to redemptions of shares. In the event that the Internal Revenue Service determines that the Fund is using an improper method of allocation and has under distributed its net investment income and capital gain net income for any taxable year, the Fund may be liable for additional federal income and excise tax, and, potentially, may be disqualified as a regulated investment company if the Distribution Requirement is determined not to have been met (see discussion above on what happens if the Fund fails to qualify as a regulated investment company).

For purposes of the Asset Diversification Requirement, the IRS has ruled that the issuer of a purchased listed call option on stock is the issuer of the stock underlying the option. The IRS has also informally ruled that, in general, the issuers of purchased or written call and put options on securities, of long and short positions on futures contracts on securities and of options on such future contracts are the issuers of the securities underlying such financial instruments where the instruments are traded on an exchange.

Where the writer of a listed call option owns the underlying securities, the IRS has ruled that the Asset Diversification Requirement will be applied solely to such securities and not to the value of the option itself. With respect to options on securities indexes, futures contracts on securities indexes and options on such futures contracts, the IRS has informally ruled that the issuers of such options and futures contracts are the separate entities whose securities are listed on the index, in proportion to the weighing of securities in the computation of the index. It is unclear under present law who should be treated as the issuer of forward foreign currency exchange contracts, of options on foreign currencies, or of foreign currency futures and related options. It has been suggested that the issuer in each case may be the foreign central bank or the foreign government backing the particular currency. Due to this uncertainty and because the Fund may not rely on informal rulings of the IRS, the Fund may find it necessary to seek a ruling from the IRS as to the application of the Asset Diversification Requirement to certain of the foregoing types of financial instruments or to limit its holdings of some or all such instruments in order to stay within the limits of such test.

Under an IRS revenue procedure, the Fund may treat its position as lender under a repurchase agreement as a U.S. government security for purposes of the Asset Diversification where the repurchase agreement is fully collateralized (under applicable SEC standards) with securities that constitute U.S. government securities.

Under an IRS revenue ruling, income and gains from commodity-index derivatives contract investments won’t be considered qualifying income for purposes of the Income Requirement. However, in a subsequent ruling, the IRS provides that income from alternative investments (such as from certain commodity index-linked notes or a corporate subsidiary that invests in commodities) that create commodity exposure may be considered qualifying income under the Code.

Determination of Taxable Income of Regulated Investment Company

In general, gain or loss recognized by the Fund on the disposition of an asset will be a capital gain or loss. However, the application of special and complex tax rules, including the rules discussed below governing swaps, securities lending, taxable mortgage pools, and PFICs, may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected investment or position. As a result, the taxable income of the Fund may exceed or be less than its book income. The amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income, qualified dividend income or long-term capital gain may also differ from the book income of the Fund and may be increased or decreased as compared to a fund that did not engage in such transactions.

Swap agreements. The rules governing the tax aspects of swap agreements that provide for contingent nonperiodic payments of this type are in a developing stage and are not entirely clear in certain aspects. Accordingly, the Fund intends to account for such transactions in a manner deemed to be appropriate, the IRS might not accept such treatment. The Fund intends to monitor developments in this area. Certain requirements that must be met under the Code in order for the Fund to qualify as a regulated investment company may limit the extent to which the Fund will be able to engage in swap agreements.

Securities lending.  The Fund’s entry into securities lending transactions may cause the replacement income earned on the loaned securities to fall outside of the definition of qualified dividend income. This replacement income generally will not be eligible for reduced rates of taxation on qualified dividend income.

PFIC securities. The Fund may invest in securities of foreign entities that could be deemed for federal income tax purposes to be passive foreign investment companies (“PFICs”). In general, a PFIC is any foreign corporation if 75% or more of its gross income for its taxable year is passive income, or 50% or more of its average assets (by value) are held for the production of passive income. When investing in PFIC securities, the Fund intends to mark-to-market these securities under certain provisions of the Code and recognizes any unrealized gains as ordinary income at the end of the Fund’s fiscal and excise (described below) tax years. Deductions for losses are allowable only to the extent of any current or previously recognized gains. These gains (reduced by allowable losses) are treated as ordinary income that the Fund is required to distribute, even though it has not sold or received dividends from these securities. You should also be aware that the designation of a foreign security as a PFIC security will cause its income dividends to fall outside of the definition of qualified foreign corporation dividends. These dividends generally will not qualify for the reduced rate of taxation on qualified dividends when distributed to you by the Fund. In addition, if the Fund is unable to identify an investment as a PFIC and thus does not make a mark-to-market election, the Fund may be subject to U.S.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 20 of 33

federal income tax (the effect of which might be mitigated by making a mark-to-market election in a year prior to the sale) on a portion of any “excess distribution” or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Fund to its shareholders. Additional charges in the nature of interest may be imposed on the Fund in respect of deferred taxes arising from such distributions or gains.

Investment in Taxable Mortgage Pools (Excess Inclusion Income). The Fund may invest in U.S. REITs that hold residual interests in real estate mortgage investment conduits (REMICs) or which are, or have certain wholly-owned subsidiaries that are, “taxable mortgage pools.” Under a Notice issued by the IRS, the Code and Treasury regulations to be issued, a portion of a Fund’s income from a U.S. REIT that is attributable to the REIT’s residual interest in a REMIC or equity interests in a taxable mortgage pool (referred to in the Code as an excess inclusion) will be subject to federal income tax in all events. The excess inclusion income of a regulated investment company, such as a Fund, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC residual interest or, if applicable, taxable mortgage pool directly. In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (UBTI) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on (UBTI), thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax. In addition, if at any time during any taxable year a “disqualified organization” (which generally includes certain cooperatives, governmental entities, and tax-exempt organizations that are not subject to tax on UBTI) is a record holder of a share in a regulated investment company, then the regulated investment company will be subject to a tax equal to that portion of its excess inclusion income for the taxable year that is allocable to the disqualified organization, multiplied by the highest federal income tax rate imposed on corporations. The Notice imposes certain reporting requirements upon regulated investment companies that have excess inclusion income. There can be no assurance that the Fund will not allocate to shareholders excess inclusion income.

These rules are potentially applicable to the Fund with respect to any income it receives from the equity interests of certain mortgage pooling vehicles, either directly or, as is more likely, through an investment in a U.S. REIT.  It is unlikely that these rules will apply to a fund that has a non-REIT strategy.  Shareholders should consult their tax advisors about whether an investment in the Fund is a suitable investment given the potential tax consequences of the Fund’s receipt and distribution of excess inclusion income.

Investments in securities of uncertain tax character. The Fund may invest in securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the IRS. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

Excise Tax Distribution Requirements

As a regulated investment company, the Fund is required to distribute its income and gains on a calendar year basis, regardless of the Fund’s fiscal year end as follows:

Required distributions. To avoid a 4% federal excise tax, the Code requires the Fund to distribute to you by December 31 of each year, at a minimum, the following amounts: 98% of its taxable ordinary income earned during the calendar year; 98% of its capital gain net income earned during the twelve-month period ending October 31; and 100% of any undistributed amounts from the prior year. The Fund intends to declare and pay these distributions in December (or to pay them in January, in which case you must treat them as received in December) but can give no assurances that its distributions will be sufficient to eliminate all taxes.

Post-October losses. Because the periods for measuring a regulated investment company’s income are different for excise and income tax purposes special rules are required to protect the amount of earnings and profits needed to support excise tax distributions. For instance, if a regulated investment company that uses October 31st as the measurement period for paying out capital gain net income realizes a net capital loss after October 31 and before the close of its taxable year, the fund likely would have insufficient earnings and profits for that taxable year to support the dividend treatment of its required distributions for that calendar year. Accordingly, the Fund is permitted to elect to treat net capital losses realized between November 1 and its fiscal year end of June 30 (“post-October loss”) as occurring on the first day of the following tax year (i.e., July 1).

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 21 of 33

Fund Distributions

Distributions of Net Investment Income. The Fund anticipates distributing substantially all of its investment company taxable income for each taxable year. Such distributions will be taxable to shareholders as ordinary income and treated as dividends for federal income tax purposes. It is anticipated that a portion of such dividends will qualify for the 70% dividends received deduction for corporations and as qualified dividend income for individuals and other non-corporate taxpayers as discussed below. Distributions from qualified dividend income are taxable to individuals at long-term capital gain rates, provided certain holding period requirements are met. See the discussion below under the heading, “Qualified Dividend Income for Individuals.”

Distributions of Capital Gains. The Fund may derive a capital gain or loss in connection with sales or other dispositions of its portfolio securities. Distributions derived from the excess of net short-term capital gain over net long-term capital loss will be taxable to you as ordinary income. Distributions paid from the excess of net long-term capital gain over net short-term capital loss will be taxable to you as long-term capital gain, regardless of how long you have held your shares in the Fund. Any net short-term or long-term capital gain realized by the Fund (net of any capital loss carryovers) generally will be distributed once each year and may be distributed more frequently, if necessary, in order to reduce or eliminate federal excise or income taxes on the Fund.

 Returns of Capital. If the Fund’s distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder’s cost basis in the Fund and result in a higher reported capital gain or lower reported capital loss when those shares on which the distribution was received are sold. Any return of capital in excess of your basis, however, is taxable as a capital gain.

Qualified Dividend Income for Individuals. For individual shareholders, a portion of the dividends paid by the Fund may be qualified dividend income, which is eligible for taxation at long-term capital gain rates. This reduced rate generally is available for dividends paid by the Fund out of dividends earned on the Fund’s investment in stocks of domestic corporations and qualified foreign corporations. This reduced rate is not available for dividends paid by the Fund from its investments in debt securities.

Both the Fund and the investor must meet certain holding period requirements to qualify Fund dividends for this treatment. Specifically, the Fund must hold the stock for at least 61 days during the 121-day period beginning 60 days before the stock becomes ex-dividend. Similarly, investors must hold their Fund shares for at least 61 days during the 121-day period beginning 60 days before the Fund distribution goes ex-dividend. The ex-dividend date is the first date following the declaration of a dividend on which the purchaser of stock is not entitled to receive the dividend payment. When counting the number of days you held your Fund shares, include the day you sold your shares but not the day you acquired these shares.

While the income received in the form of a qualified dividend is taxed at the same rates as long-term capital gains, such income will not be considered as a long-term capital gain for other federal income tax purposes. For example, you will not be allowed to offset your long-term capital losses against qualified dividend income on your federal income tax return. Any qualified dividend income that you elect to be taxed at these reduced rates also cannot be used as investment income in determining your allowable investment interest expense. For other limitations on the amount of or use of qualified dividend income on your income tax return, please contact your personal tax advisor.

After the close of its fiscal year, the Fund will designate the portion of its ordinary dividend income that meets the definition of qualified dividend income taxable at reduced rates. If 95% or more of the Fund’s income is from qualified sources, it will be allowed to designate 100% of its ordinary income distributions as qualified dividend income.

This favorable taxation of qualified dividend income at long-term capital gain tax rates expires and will no longer apply to dividends paid by the Fund with respect to its taxable years beginning after December 31, 2010 (sunset date), unless such provision is extended or made permanent.

Dividends Received Deduction for Corporations. For corporate shareholders, a portion of the dividends paid by the Fund may qualify for the dividends-received deduction. The portion of dividends paid by the Fund that so qualifies will be designated each year in a notice mailed to the Fund’s shareholders, and cannot exceed the gross amount of dividends received by the Fund from domestic (U.S.) corporations that would have qualified for the dividends-received deduction in the hands of the Fund if the Fund was a regular corporation. Dividends paid by the Fund from its investments in debt securities and foreign stocks and securities will not qualify for this treatment.

The availability of the dividends-received deduction is subject to certain holding period and debt financing restrictions imposed under the Code on the corporation claiming the deduction. The amount that the Fund may designate as eligible for the dividends-received deduction will be reduced or eliminated if the shares on which the dividends earned by the Fund were debt-financed or held by the Fund for less than a minimum period of time, generally 46 days during a 91-day period beginning 45 days before the stock becomes ex-dividend. Similarly, if your Fund shares are debt-financed or held by you for less than a 46-day period then the dividends-received deduction for Fund dividends on your shares may also be reduced or eliminated. Even if designated as dividends eligible for the dividends-received deduction, all dividends (including any deducted portion) must be included in your alternative minimum taxable income calculation.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 22 of 33

Alternative Minimum Tax. Alternative minimum tax (“AMT”) is imposed in addition to, but only to the extent it exceeds, the regular tax and is computed at a maximum rate of 28% for non-corporate taxpayers and 20% for corporate taxpayers on the excess of the taxpayer’s alternative minimum taxable income (“AMTI”) over an exemption amount. However, the AMT on capital gain dividends and qualified dividend income paid by the Fund to a non-corporate shareholder may not exceed a maximum rate of 15%. The corporate dividends received deduction is not itself an item of tax preference that must be added back to taxable income or is otherwise disallowed in determining a corporation’s AMTI. However, corporate shareholders will generally be required to take the full amount of any dividend received from the Fund into account (without a dividends received deduction) in determining their adjusted current earnings, which are used in computing an additional corporate preference item (i.e., 75% of the excess of a corporate taxpayer’s adjusted current earnings over its AMTI (determined without regard to this item and the AMTI net operating loss deduction)) that is includable in AMTI. However, certain small corporations are wholly exempt from the AMT.

Other Distribution Rules. Distributions by the Fund will be treated in the manner described above regardless of whether such distributions are paid in cash or reinvested in additional shares of the Fund (or of another fund). Shareholders receiving a distribution in the form of additional shares will be treated as receiving a distribution in an amount equal to the fair market value of the shares received, determined as of the reinvestment date.

Investors should be careful to consider the tax implications of buying shares of the Fund just prior to a distribution. The price of shares purchased at this time may reflect the amounts of the forthcoming distribution. Those purchasing just prior to a distribution will receive a distribution which generally will be taxable to them.

Information on the Amount and Tax Character of Distributions. The Fund will inform you of the amount and character of your distributions at the time they are paid, and will advise you of the tax status of such distributions for federal income tax purposes shortly after the close of each calendar year. If you have not held Fund shares for a full year, the Fund may designate and distribute to you, as ordinary income, qualified dividends or capital gains, a percentage of income that is not equal to the actual amount of such income earned during the period of your investment in the Fund. Taxable distributions declared by a Fund in December to shareholders of record in such month, but paid in January, are taxable to you as if they were paid in December.

U.S. Government Securities. Income earned on certain U.S. government obligations is exempt from state and local personal income taxes if earned directly by you. States also grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. government, subject in some states to minimum investment or reporting requirements that must be met by the Fund. Income on investments by the Fund in certain other obligations, such as repurchase agreements collateralized by U.S. government obligations, commercial paper and federal agency-backed obligations (e.g., GNMA or FNMA obligations), generally does not qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

Sales, Exchanges and Redemption of Fund Shares

Sales, exchanges and redemptions (including redemptions in kind) of Fund shares are taxable transactions for federal and state income tax purposes. If you redeem your Fund shares, the Internal Revenue Service requires you to report any gain or loss on your redemption. If you held your shares as a capital asset, the gain or loss that you realize will be a capital gain or loss and will be long-term or short-term, generally depending on how long you have held your shares.

Redemptions at a loss within six months of purchase. Any loss incurred on a redemption or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any long-term capital gain distributed to you by the Fund on those shares.

Wash sales. All or a portion of any loss that you realize on a redemption of your Fund shares will be disallowed to the extent that you buy other shares in the Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares.

Cost Basis Reporting.  Under recently enacted provisions of the Emergency Economic Stabilization Act of 2008, the Fund’s administrative agent will be required to provide you with cost basis information on the sale of any of your shares in the Fund, subject to certain exceptions.  This cost basis reporting requirement is effective for shares purchased in the Fund on or after January 1, 2012.

Backup Withholding

By law, the Fund must withhold a portion of your taxable dividends and sales proceeds unless you:

•	provide your correct social security or taxpayer identification number,

•	certify that this number is correct,

•	certify that you are not subject to backup withholding, and

•	certify that you are a U.S. person (including a U.S. resident alien).

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 23 of 33

The Fund also must withhold if the IRS instructs it to do so. When withholding is required, the amount will be 28% of any dividends or proceeds paid. The special U.S. tax certification requirements applicable to non-U.S. investors are described under the “Non-U.S. Investors” heading below.

Non-U.S. Investors

Non-U.S. investors (shareholders who, as to the United States, are nonresident alien individuals, foreign trusts or estates, foreign corporations, or foreign partnerships) may be subject to U.S. withholding and estate tax and are subject to special U.S. tax certification requirements. Non-U.S. investors should consult their tax advisors about the applicability of U.S. tax withholding and the use of the appropriate forms to certify their status.

In general. The United States imposes a flat 30% withholding tax (or a withholding tax at a lower treaty rate) on U.S. source dividends, including on income dividends paid to you by the Fund. Exemptions from this U.S. withholding tax are provided for capital gain dividends paid by the Fund from its net long-term capital gains, and with respect to taxable years of the Fund beginning before January 1, 2010 (sunset date) interest-related dividends paid by the Fund from its qualified net interest income from U.S. sources and short-term capital gain dividends  However, notwithstanding such exemptions from U.S. withholding at the source, any dividends and distributions of income and capital gains, including the proceeds from the sale of your Fund shares, will be subject to backup withholding at a rate of 28% if you fail to properly certify that you are not a U.S. person.

Capital gain dividends and short-term capital gain dividends. In general, (i) a capital gain dividend designated by the Fund and paid from its net long-term capital gains  or (ii) with respect to taxable years of the Fund beginning before January 1, 2010 (sunset date), a short-term capital gain dividend designated by the Fund and paid from its net short-term capital gains, (other than long or short-term capital gains realized on disposition of U.S. real property interests-see discussion below) are not subject to U.S. withholding tax unless you are a nonresident alien individual present in the United States for a period or periods aggregating 183 days or more during the calendar year.

Interest-related dividends.  With respect to taxable years of the Fund beginning before January 1, 2010 (sunset date), dividends designated by the Fund as interest-related dividends and paid from its qualified net interest income from U.S. sources are not subject to U.S. withholding tax. “Qualified interest income” includes, in general, U.S. source (1) bank deposit interest, (2) short-term original discount, (3) interest (including original issue discount, market discount, or acquisition discount) on an obligation which is in registered form, unless it is earned on an obligation issued by a corporation or partnership in which the Fund is a 10-percent shareholder or is contingent interest, and (4) any interest-related dividend from another regulated investment company.  On any payment date, the amount of an income dividend that is designated by the Fund as an interest-related dividend may be more or less than the amount that is so qualified. This is because the designation is based on an estimate of the Fund’s qualified net interest income for its entire fiscal year, which can only be determined with exactness at fiscal year end. As a consequence, the Fund may over withhold a small amount of U.S. tax from a dividend payment. In this case, the non-U.S. investor’s only recourse may be to either forgo recovery of the excess withholding or to file a United States nonresident income tax return to recover the excess withholding.

Further limitations on tax reporting for interest-related dividends and short-term capital gain dividends for non-U.S. investors.  It may not be practical in every case for the Fund to designate, and the Fund reserves the right in these cases to not designate, small amounts of interest-related or short-term capital gain dividends. Additionally, the Fund’s designation of interest-related or short-term capital gain dividends may not be passed through to shareholders by intermediaries who have assumed tax reporting responsibilities for this income in managed or omnibus accounts due to systems limitations or operational constraints.

Net investment income from dividends on stock and foreign source interest income continue to be subject to withholding tax; effectively connected income. Ordinary dividends paid by the Fund to non-U.S. investors on the income earned on portfolio investments in (i) the stock of domestic and foreign corporations and (ii) the debt of foreign issuers continue to be subject to U.S. withholding tax.  If you hold your Fund shares in connection with a U.S. trade or business, your income and gains will be considered effectively connected income and taxed in the U.S. on a net basis, in which case you may be required to file a nonresident U.S. income tax return.

Investment in U.S. real property. The Fund may invest in equity securities of corporations that invest in U.S. real property, including U.S. Real Estate Investment Trusts (U.S. REIT). The sale of a U.S. real property interest (USRPI) by the Fund, or by a U.S. REIT or U.S. real property holding corporation in which the Fund invests may trigger special tax consequences to the Fund’s non-U.S. shareholders.

The Foreign Investment in Real Property Tax Act of 1980 (FIRPTA) makes non-U.S. persons subject to U.S. tax on disposition of a USRPI as if he or she were a U.S. person. Such gain is sometimes referred to as FIRPTA gain. The Code provides a look-through rule for distributions of FIRPTA gain by a regulated investment company (RIC) received from a U.S.-REIT or another RIC classified as a U.S. real property holding corporation or realized by the RIC on a sale of a USRPI (other than a domestically controlled U.S.-REIT or RIC that is classified as a qualified investment entity) as follows:

•The RIC is classified as a qualified investment entity. A RIC is classified as a “qualified investment entity” with respect to a distribution to a non-U.S. person which is attributable directly or indirectly to a distribution from a U.S.-REIT if, in general, 50% or more of the RIC’s assets consists of interests in U.S.-REITs and U.S. real property holding corporations, and

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 24 of 33

•You are a non-U.S. shareholder that owns more than 5% of a class of Fund shares at any time during the one-year period ending on the date of the distribution.

•If these conditions are met, such Fund distributions to you are treated as gain from the disposition of a USRPI, causing the distributions to be subject to U.S. withholding tax at a rate of 35%, and requiring that you file a nonresident U.S. income tax return.

•In addition, even if you do not own more than 5% of a class of Fund shares, but the Fund is a qualified investment entity, such Fund distributions to you will be taxable as ordinary dividends (rather than as a capital gain or short-term capital gain dividend) subject to withholding at 30% or lower treaty rate.

These rules apply to dividends with respect to the Fund’s taxable years beginning before January 1, 2010 (sunset date), except that after such sunset date, Fund distributions from a U.S.-REIT (whether or not domestically controlled) attributable to FIRPTA gain will continue to be subject to the withholding rules described above provided the Fund would otherwise be classified as a qualified investment entity.

Because the Fund expects to invest less than 50% of its assets at all times, directly or indirectly, in U.S. real property interests, the Fund expects that neither gain on the sale or redemption of Fund shares nor Fund dividends and distributions would be subject to FIRPTA reporting and tax withholding.

U.S. estate tax. An individual who, at the time of death, is a non-U.S. shareholder will nevertheless be subject to U.S. federal estate tax with respect to Fund shares at the graduated rates applicable to U.S. citizens and residents, unless a treaty exemption applies. If a treaty exemption is available, a decedent’s estate may nonetheless need to file a U.S. estate tax return to claim the exemption in order to obtain a U.S. federal transfer certificate. The transfer certificate will identify the property (i.e., Fund shares) as to which the U.S. federal estate tax lien has been released. In the absence of a treaty, there is a $13,000 statutory estate tax credit (equivalent to U.S. situs assets with a value of $60,000). For estates with U.S. situs assets of not more than $60,000, the Fund may accept, in lieu of a transfer certificate, an affidavit from an appropriate individual evidencing that decedent’s U.S. situs assets are below this threshold amount. In addition, a partial exemption from U.S estate tax may apply to Fund shares held by the estate of a nonresident decedent. The amount treated as exempt is based upon the proportion of the assets held by the Fund at the end of the quarter immediately preceding the decedent's death that are debt obligations, deposits, or other property that would generally be treated as situated outside the United States if held directly by the estate. This provision applies to decedents dying after December 31, 2004 and before January 1, 2010, unless such provision is extended or made permanent. Transfers by gift of shares of a Fund by a non-U.S. shareholder who is a nonresident alien individual will not be subject to U.S. federal gift tax.

 U.S. tax certification rules. Special U.S. tax certification requirements apply to non-U.S. shareholders both to avoid U.S. back up withholding imposed at a rate of 28% and to obtain the benefits of any treaty between the United States and the shareholder’s country of residence. In general, a non-U.S. shareholder must provide a Form W-8 BEN (or other applicable Form W-8) to establish that you are not a U.S. person, to claim that you are the beneficial owner of the income and, if applicable, to claim a reduced rate of, or exemption from, withholding as a resident of a country with which the United States has an income tax treaty. A Form W-8BEN provided without a U.S. taxpayer identification number will remain in effect for a period beginning on the date signed and ending on the last day of the third succeeding calendar year unless an earlier change of circumstances makes the information on the form incorrect.

The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.  Non-U.S. shareholders are urged to consult their own tax advisors with respect to the particular tax consequences to them of an investment in a Fund, including the applicability of foreign tax.

U.S. Tax Refund. Foreign persons who file a United States tax return to obtain a U.S. tax refund and who are not eligible to obtain a social security number must apply to the IRS for an individual taxpayer identification number, using IRS Form W-7.

Foreign Income Tax.

Investment income received by the Fund from sources within foreign countries may be subject to foreign income tax withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of, or exemption from, tax on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund’s assets to be invested in various countries is not known. Any such foreign income taxes withheld at the source could reduce the Fund’s income dividends paid to you.

Effect of Future Legislation; Local Tax Considerations.

The foregoing general discussion of U.S. federal income tax consequences is based on the Code and the regulations issued thereunder as in effect on the date of this Statement of Additional Information. Future legislative or administrative changes or court decisions may significantly change the conclusions expressed herein, and any such changes or decisions may have a retroactive effect with respect to the transactions contemplated herein.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 25 of 33

Rules of state and local taxation of ordinary income, qualified dividend income and capital gain dividends may differ from the rules for U.S. federal income taxation described above. Distributions may also be subject to additional state, local and foreign taxes depending on each shareholder’s particular situation. Non-U.S. shareholders may be subject to U.S. tax rules that differ significantly from those summarized above. Shareholders are urged to consult their tax advisers as to the consequences of these and other state and local tax rules affecting investment in the Funds.

This discussion of “TAXATION” is not intended or written to be used as tax advice and does not purport to deal with all federal tax consequences applicable to all categories of investors, some of which may be subject to special rules. You should consult your own tax advisor regarding your particular circumstances before making an investment in the Funds.

PERFORMANCE INFORMATION

Total Return

Average annual total return quotations, used in Bridgeway Funds’ printed materials, for the one-, five-, and ten-year periods (when available) ended on the date of the most recent balance sheet included in the registration statement are determined by finding the average annual compounded rates of return over the one-, five-, and ten-year periods that would equate the initial amount invested to the ending redeemable value, by the following formula:
P (1 + T) n = ERV

where “P” equals hypothetical initial payment of $1,000; “T” equals average annual total return; “n” equals the number of years; and “ERV” equals the ending redeemable value at the end of the period of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-years periods, at the end of the one-, five- and ten-year periods (or fractional portion thereof).

Total return after taxes on distributions is computed according to the following formula:

P (1 + T) (n) = ATV (D)

Where “P” = a hypothetical initial payment of $1,000; “T” = average annual total return (after taxes on distribution); “n” = number of years, and ATV (d) = the ending value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions but not after taxes on redemption.
Total return after taxes on distributions and sale of fund shares is computed according to the following formula:

P (1 + T) (n) = ATV (DR)

Where “P” = a hypothetical initial payment of $1,000; “T” = average annual total return (after taxes on distributions and redemption); “n” = number of years and ATV (dr) = the ending value of a hypothetical $1,000 payment made at the beginning of the one-, five- and ten-year periods at the end of such periods (or portions thereof if applicable) after taxes on fund distributions and redemption.

Any disclosure will also include the length of and the last day in the period used in computing the quotation and a description of the method by which average total return is calculated.

The time periods used in sales literature, under the foregoing formula, will be based on rolling calendar quarters, updated to the last day of the most recent quarter prior to submission of the sales literature for publication. Average annual total return, or “T” in the formula, is computed by finding the average annual compounded rates of return over the period that would equate the initial amount invested to the ending redeemable value. Average annual total return assumes the reinvestment of all dividends and distributions.

Other Information

Bridgeway Funds’ performance data quoted in sales and other promotional materials represents past performance and is not intended to predict or indicate future results. The return and principal value of an investment in Bridgeway Funds will fluctuate, and an investor’s redemption proceeds may be more or less than the original investment amount. In advertising and promotional materials, Bridgeway Funds may compare its performance with data published by Lipper Analytical Services, Inc. (“Lipper”), or Morningstar, Inc. (“Morningstar”); Fund rankings and other data, such as comparative asset, expense, and fee levels, published by Lipper, Morningstar, or Bloomberg; and advertising and comparative mutual fund data and ratings reported in independent periodicals including, but not limited to, The Wall Street Journal, Money, Forbes, Value Line, Business Week, Financial Word and Barron’s.

GENERAL INFORMATION

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 26 of 33

The Corporation is authorized to issue 2,000,000,000 shares of common stock, $.001 par value (the “Common Stock”). It is not contemplated that regular annual meetings of shareholders will be held. No amendment may be made to the Articles of Incorporation without the affirmative vote of the holders of more than 50% of the Corporation’s outstanding shares. There normally will be no meetings of shareholders for the purpose of electing Directors unless and until such time as the Board is comprised of less than a majority of the Directors holding office have been elected by shareholders, at which time the Directors then in office will call a shareholders’ meeting for the election of Directors. The Corporation has undertaken to afford shareholders certain rights, including the right to call a meeting of shareholders for the purpose of voting on the removal of one or more Directors. Such removal can be effected upon the action of two-thirds of outstanding shares of the Corporation. The Directors are required to call a meeting of shareholders for the purpose of voting on the question of removal of any Director when requested in writing to do so by shareholders of record of not less than 10% of the Corporation’s outstanding shares. The Directors will then, if requested by the applicants (i.e., the shareholders applying for removal of the Director), mail the applicant’s communication to all other shareholders, at the applicant’s expense.

FINANCIAL STATEMENTS

A copy of the Fund’s annual report, including the report of ____________, the Fund’s independent registered public accounting firm, may be obtained without charge upon written request by writing the Fund, or by calling 800-661-3550.  As the Fund is new, the first annual report will be available on or about August 29, 2010.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 27 of 33

APPENDIX A – PROXY VOTING POLICY

BRIDGEWAY CAPITAL MANAGEMENT, INC.

PROXY VOTING POLICY

Revised October 22, 2009

I.	Overview

This proxy voting policy (the “policy”) is designed to provide reasonable assurance that proxies are voted in the clients’ best interest, when the responsibility for voting client proxies rests with Bridgeway Capital Management, Inc. (“BCM” or “Adviser”). BCM has engaged RiskMetrics, a third party proxy voting agent, to research proxy proposals, provide vote recommendations and vote proxies on behalf of the firm. BCM has adopted the RiskMetrics Social Advisory Services SRI U.S. Proxy Voting Guidelines (“SRI Guidelines”) for all domestic U.S. proxy issues and the RiskMetrics Social Advisory Services SRI International Proxy Voting Guidelines (“SRI International Guidelines”) for all non-domestic proxy issues.

BCM has instructed RISKMETRICS to vote in accordance with the SRI Guidelines for all domestic proxy issues with the exception of proxy proposals related to the election of directors where RiskMetrics will only vote for director slates when there is a woman and an ethnic minority on the board and/or up for election on the proxy. Likewise, BCM has instructed RiskMetrics to vote in accordance with the SRI International Guidelines for all non-domestic proxy issues with the exception of proxy proposals related to the election of directors where RiskMetrics will refer all non-domestic director proposals to BCM to be voted in the best interest of BCM’s clients. In cases where the SRI Guidelines do not address a specific proxy proposal, BCM has adopted the RiskMetrics U.S. Corporate Governance Policy (“Standard Guidelines”) and has instructed RiskMetrics to vote in accordance with the Standard Guidelines. BCM’s Chief Compliance Officer (“CCO”) maintains copies of the SRI Guidelines, the SRI International Guidelines and the Standard Guidelines which are incorporated herein by reference. To the extent the SRI Guidelines, SRI International Guidelines and the Standard Guidelines do not address a proxy proposal but RISKMETRICS has done research to address the issue, RiskMetrics will vote proxies in the best interest of BCM’s clients.

BCM has instructed RISKMETRICS to vote as described above unless the following conditions apply:

1.
BCM’s Investment Management Team has decided to override the RiskMetrics vote recommendation for a client based on its own determination that the client would best be served with a vote contrary to the RiskMetrics recommendation. Such decision will be documented by BCM and communicated to RiskMetrics; or

2.
RiskMetrics does not provide a vote recommendation, in which case BCM will independently determine how a particular issue should be voted. In these instances, BCM, through its Investment Management Team, will document the reason(s) used in determining a vote and communicate BCM’s voting instruction to RiskMetrics.

BCM’s Compliance Committee is responsible for reviewing the Proxy Voting Policy on a regular basis. Questions regarding this policy should be directed to the CCO.

II.	Record Retention Requirements

RISKMETRICS shall maintain the following proxy voting records:

A.	Proxy statements received regarding client securities. Electronic statements, such as those maintained on EDGAR or by a proxy voting service are acceptable;

B.	Records of proxy votes cast on behalf of each client for a period of five years.

 BCM shall maintain the following required proxy voting records:

A.	Documents prepared by BCM that were material to making the decision of how to vote proxies on behalf of a client,

B.	Records of clients’ written or oral requests for proxy voting information, including a record of the information provided by BCM,

C.	Historical records of votes cast on behalf of each client, and

D.	Current and historical proxy voting policies and procedures.

BCM will keep records in accordance with its Books and Records Policy.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 28 of 33

III.	Conflicts of Interest

A.	Overview

Unless BCM votes a proxy proposal as described under Section I. above, BCM does not address material conflicts of interest that could arise between BCM and its clients related to proxy voting matters. Since BCM relies on RISKMETRICS to cast proxy votes independently, as described above, BCM has determined that any potential conflict of interest between BCM and its clients is adequately mitigated.

However, when BCM is involved in making the determination as to how a particular proxy proposal will be voted, the Investment Management Team member will consult with the CCO to determine if any potential material conflicts of interest exist or may exist that require consideration before casting a vote. For purposes of this policy, material conflicts of interest are defined as those conflicts that a reasonable investor would view as important in making a decision regarding how to vote a proxy. The CCO in consultation with the Investment Management Team will determine whether the proxy may be voted by BCM, whether to seek legal advice, or whether to refer the proxy to the client(s) (or another fiduciary of the client(s)) for voting purposes.

Additionally, RiskMetrics monitors its conflicts of interest in voting proxies and has provided the firm a written summary report of its due diligence compliance process which includes information related to RiskMetrics’ conflicts of interest policies, procedures and practices. BCM will review updates from time to time to determine whether RiskMetrics’ conflicts of interest may materially and adversely affect BCM’s clients and, if so, whether any action should be taken as a result.

IV.	Loaned Securities

As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy). However, if the Investment Management Team is aware of an item in time to recall the security and has determined in good faith that the importance of the matter to be voted upon outweighs the loss in lending revenue that would result from recalling the security (i.e., if there is a controversial upcoming merger or acquisition, or some other significant matter), the security will be recalled for voting.

V.	Disclosure

A.
The Adviser will disclose in its Form ADV Part II that clients may contact the Adviser via telephone at 1-800-661-3550 in order to obtain information on how the Adviser voted such client’s proxies, and to request a copy of this policy. If a client requests this information, BCM staff member, Letty Wanzong, will prepare a written response to the client that lists, with respect to each voted proxy that the client has inquired about: (1) the name of the issuer, (2) the proposal voted upon and (3) how the Adviser voted the client’s proxy.

B.	A concise summary of this Proxy Voting Policy will be included in the Adviser’s Form ADV Part II, and will be updated whenever this policy is updated.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 29 of 33

APPENDIX B – PORTFOLIO MANAGERS [figures will be updated in subsequent 485(b) filing]

The following provides information regarding the portfolio managers and investment management team members identified in the Fund’s Prospectus: (1) the dollar range of their investments in the Fund; (2) a description of their compensation structure; and (3) information regarding other accounts managed by them and potential conflicts of interest that might arise from the management of multiple accounts.

INVESTMENTS IN THE FUNDS
(As of December 31, 2009)

The Fund did not commence operations until the date of this SAI, thus no members of the Fund’s investment management team have invested in the Fund.  However, the Fund’s investment management team has investments in other series of the Bridgeway Funds.

The table below provides the dollar range of investments in each other series of the Bridgeway Funds directly or indirectly owned by John Montgomery, the lead portfolio manager for all of the Bridgeway Funds except for Balanced Fund.

Fund	Investments Held Individually or Jointly with Spouse (1)	Bridgeway Capital Management’s Ownership of Fund Shares (2)	Total
Aggressive Investors 1 Fund	$100,001 - $500,000	Over $1,000,000	Over $1,000,000
Aggressive Investors 2 Fund	$100,001 - $500,000	Over $1,000,000	Over $1,000,000
Ultra-Small Company Fund	$100,001 - $500,000	Over $1,000,000	Over $1,000,000
Ultra-Small Company Market Fund	$10,001-$50,000	$50,001 -$100,000	$50,001 -$100,000
Micro-Cap Limited Fund	$100,001 - $500,000	Over $1,000,000	Over $1,000,000
Small-Cap Growth Fund	$10,001 - $50,000	$50,001 -$100,000	$50,001 -$100,000
Small-Cap Value Fund	$10,001 - $50,000	$50,001 -$100,000	$50,001 -$100,000
Large-Cap Growth Fund	$10,001 - $50,000	$50,001 -$100,000	$50,001 -$100,000
Large-Cap Value Fund	$10,001 - $50,000	$50,001 -$100,000	$50,001 -$100,000
Blue Chip 35 Index Fund	$10,001 - $50,000	Over $1,000,000	Over $1,000,000
Balanced Fund	$50,001 - $100,000	Over $1,000,000	Over $1,000,000

1
This column reflects investments in a Fund’s shares owned directly by the lead portfolio manager or beneficially owned by the lead portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). The lead portfolio manager is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

2
Mr. Montgomery controls the Adviser due to the level of his stock ownership in the Adviser and also has or shares investment control over the Adviser’s investments. As a result, under Rule 16a-1(a) (2) of the Securities Exchange Act of 1934, he is deemed to beneficially own the investments made by the Adviser in shares of the Funds. This column reflects the Adviser’s total investments in shares of the Funds managed by Mr. Montgomery. Note, however, that Mr. Montgomery only owns 66% of the outstanding shares of the Adviser.

The table below provides the dollar range of investments in each Fund owned by, Elena Khoziaeva, Rasool Shaik and Michael Whipple, each of whom is a member of the investment management team that has joint and primary responsibility for the day-to-day management of the Fund.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 30 of 33

Fund and Name of Portfolio Manager	Dollar Range of Investments in Each Fund (1) (2)
AGGRESSIVE INVESTORS 1 FUND
Elena Khoziaeva	$10,001-$50,000
Rasool Shaik	$1 - $10,000
Michael Whipple	$10,001 - $50,000
AGGRESSIVE INVESTORS 2 FUND
Elena Khoziaeva	$10,001-$50,000
Rasool Shaik	$1-$10,000
Michael Whipple	$1-$10,000
ULTRA-SMALL COMPANY FUND
Elena Khoziaeva	$1-$10,000
Rasool Shaik	$1-$10,000
Michael Whipple	$10,001 - $50,000
ULTRA-SMALL COMPANY MARKET FUND
Elena Khoziaeva	$1-10,000
Rasool Shaik	$1 - $10,000
Michael Whipple	$1-$10,000
MICRO-CAP LIMITED FUND
Elena Khoziaeva	$1-10,000
Rasool Shaik	None
Michael Whipple	$10,001-$50,000
SMALL-CAP GROWTH FUND
Elena Khoziaeva	$1-$10,000
Rasool Shaik	None
Michael Whipple	$1 - $10,000
SMALL-CAP VALUE FUND
Elena Khoziaeva	$1 - $10,000
Rasool Shaik	None
Michael Whipple	$1-$10,000
LARGE-CAP GROWTH FUND
Elena Khoziaeva	$1 - $10,000
Rasool Shaik	None
Michael Whipple	$1 - $10,000
LARGE-CAP VALUE FUND
Elena Khoziaeva	$1 - $10,000
Rasool Shaik	None
Michael Whipple	$1 - $10,000
BLUE CHIP 35 INDEX FUND
Elena Khoziaeva	$1 - $10,000
Rasool Shaik	None
Michael Whipple	$1 - $10,000

1
This column reflects investments in a Fund’s shares owned directly by the investment management team member, or beneficially owned by investment management team member (as determined in accordance with Rule 16a-1(a)(2) under the Securities Exchange Act of 1934, as amended). An investment management team member is presumed to be a beneficial owner of securities that are held by his or her immediate family members sharing the same household.

2
Ms. Khoziaeva, Mr. Shaik and Mr. Whipple participate in ownership of the Adviser due to their participation in the Adviser’s Employee Stock Ownership Program (“ESOP”). As a result, each of them indirectly owns a portion of the investments made by the Adviser in shares of the Bridgeway Funds. As of December 31, 2009, the Adviser owned shares of the then existing eleven Bridgeway Funds. These indirect amounts are not reflected in the table above.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 31 of 33

DESCRIPTION OF COMPENSATION STRUCTURE

The objective of the Adviser’s compensation program is to provide pay and long-term compensation for its employees (who are all referred to as “partners”) that is competitive with the mutual fund/investment advisory market relative to the Adviser’s size and geographical location. The Adviser evaluates competitive market compensation by reviewing compensation survey results conducted by independent third parties involved in investment industry compensation.

The members of the Investment Management Team, including John Montgomery, Elena Khoziaeva, Rasool Shaik and Michael Whipple, participate in a compensation program that includes base salary, bonus and long-term incentives. Each member’s base salary is a function of industry salary rates and individual performance against metrics such as integrity, communications (internal and external), team work, leadership and investment performance of their respective funds. The bonus portion of compensation also is a function of industry salary rates as well as the overall profitability of the Adviser relative to peer companies. The Adviser’s profitability is primarily affected by a) assets under management, b) management fees, for which some actively managed accounts have performance based fees relative to stock market benchmarks, c) operating costs of the Adviser and d) because the Adviser is an “S” Corporation, the amount of distributions to be made by the Adviser to its shareholders at least sufficient to satisfy the payment of taxes due on the Adviser’s income that is taxed to its shareholders under subchapter S of the Internal revenue Code.

Fund performance impacts overall compensation in two broad ways. First, generally assets under management increase with positive long-term performance. An increase in assets increases total management fees and likely increases the Adviser’s profitability (although certain funds do not demonstrate economies of scale and other funds have management fees which reflect economies of scale to shareholders). Second, certain Bridgeway Funds (but not the Fund) have performance-based management fees that are a function of trailing five-year before-tax performance of each Fund relative to its specific market benchmark. Should each such Fund’s performance exceed the benchmark, the Adviser may make more total management fees and increase its profitability. On the other hand, should each such Fund’s performance lag the benchmark, the Adviser may experience a decrease in profitability.

Finally, all investment management team members participate in long-term incentive programs including a 401(k) Plan and ownership programs in the Adviser. With the exception of John Montgomery, investment management team members (as well as all of the Adviser’s partners) participate in an Employee Stock Ownership Program or Phantom Stock Program of the Adviser or both. The value of this ownership is a function of the profitability and growth of the Adviser. The Adviser is an “S” Corporation with John Montgomery as the majority owner. Therefore, he does not participate in the ESOP, but the value of his ownership stake is impacted by the profitability and growth of the Adviser. However, by policy of the Adviser, John Montgomery may only receive distributions from the Adviser in an amount equal to the taxes incurred from his corporate ownership due to the “S” corporation structure.

Historically, the Adviser has voluntarily disclosed the annual compensation of its lead portfolio manager: John Montgomery. Annual compensation for each of the three calendar years ended December 31, 2009 includes a salary plus a SEP/IRA/401(k) contribution.  John Montgomery’s salary component was $602,818, $617,550 and $________ for 2007, 2008 and 2009, respectively.  The SEP/IRA/401(k) contribution for John Montgomery was $10,000 in 2007, $11,500 in 2008 and $_______ in 2009.  These figures are based on the Adviser’s unaudited financial records and individual W-2 forms.

As an “S” Corporation, Bridgeway Capital Management, Inc.’s federal taxes are paid at the individual rather than corporate level. Bridgeway Capital Management, Inc. distributes an amount to Bridgeway Capital shareholders to cover these taxes at the maximum individual tax rate. These distributions are not included in this table.

OTHER MANAGED ACCOUNTS
(As of December 31, 2009)

The Adviser’s portfolio managers and Investment Management Team use proprietary quantitative investment models which are used in connection with the management of certain Bridgeway Funds as well as other mutual funds for which the Adviser acts as sub-adviser and other separate accounts managed for organizations and individuals. The following chart reflects information regarding other accounts (excluding the Fund(s)) for which each portfolio manager and Investment Management Team has day-to-day management responsibilities. Accounts are grouped into three categories: (i) mutual funds, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (“performance-based fees”), information on those accounts is specifically broken out.

The information below is provided for John Montgomery, Elena Khoziaeva, Rasool Shaik and Michael Whipple.

	NUMBER OF ACCOUNTS	TOTAL ASSETS IN ACCOUNTS	NUMBER OF ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE	TOTAL ASSETS IN ACCOUNTS WHERE ADVISORY FEE IS BASED ON ACCOUNT PERFORMANCE
Registered Investment Companies	9	$1,122,043,964	1	$736,961,853
Other Pooled Investment Vehicles	—	—	—	—
Other Accounts	34	$203,472,203	32	$196,671,505

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 32 of 33

POTENTIAL CONFLICTS OF INTEREST

Actual or apparent conflicts of interest may arise when a portfolio manager or Investment Management Team member has day-to-day management responsibilities with respect to more than one fund or other account. Set forth below is a description of material conflicts of interest that may arise in connection with a portfolio manager or Investment Management Team member who manages multiple funds and/or other accounts:

•
The management of multiple funds and/or other accounts may result in a portfolio manager or Investment Management Team member devoting varying periods of time and attention to the management of each fund and/or other account. As a result, the portfolio manager or Investment Management Team member may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The Adviser believes this problem may be significantly mitigated by Bridgeway’s use of quantitative models, which drive stock picking decisions of its actively managed funds.

•
If a portfolio manager or Investment Management Team member identifies an investment opportunity that may be suitable for more than one fund or other account, a fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible funds and other accounts. Accordingly, the Adviser has developed guidelines to address the priority order in allocating investment opportunities.

•
At times, a portfolio manager or Investment Management Team member may determine that an investment opportunity may be appropriate for only some of the funds or other accounts for which he or she exercises investment responsibility, or may decide that certain of the funds or other accounts should take differing positions with respect to a particular security. In these cases, the portfolio manager or Investment Management Team member may place separate transactions for one or more funds or other accounts, which may affect the market price of the security or the execution of the transaction, or both, to the detriment of one or more other funds or accounts.

•
With respect to securities transactions for the funds, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. The Adviser may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account. The Adviser seeks to mitigate this problem through a random rotation of order in the allocation of executed trades.

•
With respect to securities transactions for the funds, the Adviser determines which broker to use to execute each order, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts (such as other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, the Adviser or its affiliates may place separate, non-simultaneous, transactions for a fund and another account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the fund or the other account.

•
The appearance of a conflict of interest may arise where the Adviser has an incentive, such as a performance based management fee or other differing fee structure, which relates to the management of one fund or other account but not all funds and accounts with respect to which a portfolio manager or Investment Management Team member has day-to-day management responsibilities.

The Adviser and the Fund have adopted certain compliance policies and procedures that are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which an actual or potential conflict may arise.

Statement of Additional Information – Bridgeway Funds, Inc.                                                                                                             Page 33 of 33

BRIDGEWAY FUNDS, INC.
PART C
OTHER INFORMATION
Item 28. Exhibits

(a)
Articles of Incorporation of Bridgeway Funds, Inc., dated as of October 19, 1993, filed electronically as an exhibit to Post-Effective Amendment No. 19 on August 27, 2004, is hereby incorporated by reference.

(i)	Articles Supplementary, dated as of March 4, 2010, is filed herewith as Exhibit EX-28.a.i.

(b)
By-Laws of Bridgeway Funds, Inc., as amended, dated as of November 2, 1994, filed electronically as an exhibit to Post-Effective Amendment No. 19 on August 27, 2004, is hereby incorporated by reference.

(c)	See Articles Fifth, Seventh, Eighth and Ninth of the Bridgeway Funds Articles of Incorporation and Article IV of the Bridgeway Funds Bylaws, which define the rights of shareholders.

(d)	(1)
Form of Management Agreement, by and between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc., filed electronically as an exhibit to Post-Effective Amendment No. 18 on October 30, 2003, is hereby incorporated by reference.

(2)
Amendment to Management Agreement dated as of March 23, 2004, by and between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc., filed electronically as an exhibit to Post-Effective Amendment No. 19 on August 27, 2004, is hereby incorporated by reference.

(3)
Amendment to Management Agreement effective as of June 7, 2006, by and between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc., filed electronically as an exhibit to Post-Effective Amendment No. 23 on October 27, 2006, is hereby incorporated by reference.

(4)	Form of Amendment to Management Agreement, by and between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc., is filed herewith as Exhibit EX-28.d.4.

(e)	(1)	Form of Dealer Agreement, filed electronically as an exhibit to Post-Effective Amendment No. 26 on October 27, 2009, is hereby incorporated by reference.

 (2)           Distribution Agreement, dated March 31, 2009 by and between Bridgeway Funds, Inc and Foreside Fund Services LLC, filed electronically as an exhibit to Post-Effective Amendment No. 26 on October 27, 2009, is hereby incorporated by reference.

(f)           None.

(g)	(1)
Custody Agreement dated as of June 1, 2006, by and between Bridgeway Funds, Inc. and PFPC Trust Company, filed electronically as an exhibit to Post-Effective Amendment No. 23 on October 27, 2006, is hereby incorporated by reference.

(i)	Amendment to Custody Agreement dated March 1, 2010 is filed herewith as Exhibit EX-28.g.1.i.

(h)	(1)
Transfer Agency Services Agreement dated as of December 30, 2009, and effective as of February 20, 2010, by and between Bridgeway Funds, Inc. and PNC Global Investment Servicing (U.S.) Inc., is filed herewith as Exhibit EX-28.h.1.

(2)
Amended and Restated Administrative Services Agreement dated as of July 1, 2009 by and between Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc., electronically filed as an exhibit to Post-Effective Amendment No. 26 on October 27, 2009, is hereby incorporated by reference.

(3)
Administration and Accounting Services Agreement dated as of December 30, 2009, and effective as of February 20, 2010, by and between Bridgeway Funds, Inc. and PNC Global Investment Servicing (U.S.) Inc., is filed herewith as Exhibit EX-28.h.3.

(i)	(1)	Legal Opinion of Stradley Ronon Stevens & Young, LLP, filed electronically as an exhibit to Post Effective Amendment No. 23 on October 27, 2006, is hereby incorporated by reference.

(2)	Legal Opinion of Stradley Ronon Stevens & Young, LLP relating to the Small-Cap Momentum Fund, a new series of Bridgeway Funds, Inc., is filed herewith as Exhibit EX-28.i.2.

(j)	(1)	Consent of BBD, LLP shall be filed by Amendment.

(k)	None.

(l)	(1)
Investment Representation Letters between Bridgeway Funds, Inc. and initial stockholders, filed electronically as an exhibit to Post-Effective Amendment No. 19 on August 27, 2004, are hereby incorporated by reference.

(2)
Investment Representation Letter between Bridgeway Funds, Inc. and initial stockholder, filed electronically as an exhibit to Post-Effective Amendment No. 17 on August 15, 2003, is hereby incorporated by reference.

(m)	(1)
Distribution, Assistance, Formation and Servicing Plan, dated as of June 25, 2003, filed electronically as an exhibit to Post-Effective Amendment No. 18 on October 30, 2003, is hereby incorporated by reference.

(n)	(1)	Bridgeway Funds, Inc. Rule 18f-3 Plan dated as of October 31, 2003, filed electronically as an exhibit to Post-Effective Amendment No. 19 on August 27, 2004, is hereby incorporated by reference.

(o)	Reserved.

(p)	(1)
Amended Code of Ethics of Bridgeway Funds, Inc. and Bridgeway Capital Management, Inc., pursuant to Rule 17j-1 of the 1940 Act, dated as of September 3, 2009, filed electronically as an exhibit to Post-Effective Amendment No. 26 on October 27, 2009, is hereby incorporated by reference.

(q)	(1)	Powers of Attorney, filed electronically as an exhibit to Post Effective Amendment No. 24 on October 26, 2007, is hereby incorporated by reference.

Item 29. Persons controlled by or under Common Control with Registrant

None

Item 30. Indemnification

Article Tenth of the registrant’s Articles of Incorporation provides that any present or former director, officer, employee or agent of the registrant, shall be entitled to indemnification to the fullest extent permitted by law, including under the Investment Company Act of 1940, except to the extent such director, officer, employee or agent has been adjudicated to have engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “Act”) may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification by the registrant is against public policy as expressed in the Act and, therefore, may be unenforceable. In the event that a claim for such indemnification (except insofar as it provides for the payment by the registrant of expenses incurred or paid by a director, officer or controlling person in the successful defense of any action, suit or proceeding) is asserted against the registrant by such director, officer or controlling person and the Securities and Exchange Commission is still of the same opinion, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether or not such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Business and Other Connections of Investment Adviser

As stated in the Prospectus and Statement of Additional Information, the Investment Adviser was organized in 1993 and acts as an Investment Adviser to other individuals, businesses and registered investment companies. The Investment Adviser is not engaged in any other business of a substantial nature.

Item 32. Principal Underwriters

(a)	Foreside Fund Services, LLC, Registrant’s underwriter, serves as underwriter for the following investment companies registered under the Investment Company Act of 1940, as amended:

American Beacon Funds
American Beacon Mileage Funds
American Beacon Select Funds
Henderson Global Funds
Bridgeway Funds, Inc.
Century Capital Management Trust
Sound Shore Fund, Inc.
Forum Funds
Central Park Group Multi-Event Fund
PMC Funds, Series of the Trust for Professional Managers
Nomura Partners Funds, Inc.
Wintergreen Fund, Inc.
RevenueShares ETF Trust
Direxion Shares ETF Trust
Javelin Exchange-Traded Trust
AdvisorShares Trust
Liberty Street Horizon Fund, Series of the Investment Managers Series Trust
Old Mutual Global Shares Trust
DundeeWealth Funds

(b)	The following are officers of Foreside Fund Services, LLC, the Registrant’s underwriter. Their main business address is Three Canal Plaza, Suite 100, Portland, Maine 04101.

Name	Address	Position with Underwriter	Position with Registrant
Mark S. Redman	690 Taylor Road, Suite 150, Gahanna, OH 43230	President	None
Richard J. Berthy	Three Canal Plaza, Suite 100, Portland, ME 04101	Vice President and Treasurer	None
Jennifer E. Hoopes	Three Canal Plaza, Suite 100, Portland, ME 04101	Secretary	None
Nanette K. Chern	Three Canal Plaza, Suite 100, Portland, ME 04101	Chief Compliance Officer and Vice President	None
Mark A. Fairbanks	Three Canal Plaza, Suite 100, Portland, ME 04101	Director of Compliance and Vice President	None

(c)           Not applicable.

Item 33. Location of Accounts and Records

Bridgeway Capital Management, Inc., 5615 Kirby Drive, Suite 518, Houston, TX 77005-2448, will maintain physical possession of each account, book or other document of the registrant at its principal executive offices, except for those maintained by the registrant’s administrator, PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809, the registrant’s distributor, Foreside Fund Services, LLC, Three Canal Plaza, Suite 100, Portland, Maine 04101 and the registrant’s custodian, PFPC Trust Company, 800 Tinicum Boulevard, Philadelphia, Pennsylvania 19153.

Item 34. Management Services

None.

Item 35. Undertakings

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, Bridgeway Funds, Inc. (a Maryland corporation) has duly caused this Post-Effective Amendment No. 27 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, and State of Texas, on this 10th day of March, 2010.

Bridgeway Funds, Inc.

/S/MICHAEL D. MULCAHY
Michael D. Mulcahy, President

Pursuant to the requirements of the 1933 Act, this Registration Statement has been signed below by the following persons in the capacities and on the date(s) indicated.

Signature	Title	Date

/S/MICHAEL D. MULCAHY	President and Director	March 10, 2010
Michael D. Mulcahy

/S/JOHN N. R. MONTGOMERY	Vice President and Director	March 10, 2010
John N. R. Montgomery

LINDA G. GIUFFRE*	Treasurer and Principal Financial Officer	March 10, 2010
Linda G. Giuffre

KIRBYJON CALDWELL*	Director	March 10, 2010
Kirbyjon Caldwell

KAREN S. GERSTNER*	Director	March 10, 2010
Karen S. Gerstner

MILES D. HARPER, III*	Director	March 10, 2010
Miles D. Harper, III

EVAN HARREL*	Director	March 10, 2010
Evan Harrel

*By /S/JOHN N. R. MONTGOMERY
John N.R. Montgomery
as Attorney-in-Fact for each of the persons indicated (pursuant to powers of attorney filed electronically as an exhibit to Post Effective Amendment No. 24 on October 26, 2007).

EXHIBIT INDEX
Form N-1A Exhibit No.	Description

EX-28.a.i	Articles Supplementary

EX-28.d.4	Form of Amendment to Management Agreement

EX-28.g.1.i	Amendment to Custody Agreement

EX-28.h.1	Transfer Agency Services Agreement

EX-28.h.2.i	Amendment to Services Agreement

EX-28.h.3	Administration and Accounting Services Agreement

EX-28.i.2	Legal Opinion of Stradley Ronon Stevens & Young LLP